UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08416

Touchstone Variable Series Trust
(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2013

Annual Report

Touchstone Variable Series Trust

Touchstone Baron Small Cap Growth Fund

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Large Cap Core Equity Fund

Touchstone Mid Cap Growth Fund

Touchstone Money Market Fund

Touchstone Third Avenue Value Fund

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 29
Tabular Presentation of Portfolios of Investments	30 - 31
Portfolio of Investments:
Touchstone Baron Small Cap Growth Fund	32
Touchstone Core Bond Fund	34
Touchstone High Yield Fund	41
Touchstone Large Cap Core Equity Fund	45
Touchstone Mid Cap Growth Fund	47
Touchstone Money Market Fund	49
Touchstone Third Avenue Value Fund	52
Touchstone Aggressive ETF Fund	54
Touchstone Conservative ETF Fund	55
Touchstone Moderate ETF Fund	56
Statements of Assets and Liabilities	58 - 59
Statements of Operations	60 - 61
Statements of Changes in Net Assets	62 - 65
Financial Highlights	66 - 70
Notes to Financial Statements	71 - 83
Report of Independent Registered Public Accounting Firm	84
Other Items (Unaudited)	85 - 93
Management of the Trust (Unaudited)	94 - 96
Privacy Protection Policy	99

This report identifies the Funds' investments on December 31, 2013. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

2

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Variable Series Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the twelve months ended December 31, 2013.

During the year the U.S. economy was able to weather many problems and grow at a moderate rate despite uncertainty over federal government budget policies and U.S. Federal Reserve (Fed) monetary policies. The unemployment rate fell to the lowest it had been in five years and the monthly pace of job creation accelerated in the final months of 2013. Domestic home prices increased throughout the year, the number of homes for sale fell substantially and homes under construction increased. Domestic energy supplies increased, while energy consumption fell, which should translate to continued low energy costs and help boost U.S. manufacturing.

Equity investors saw solid gains as nearly all major U.S. stock market indices returned more than 30% in 2013; however, bond market performance was a vastly different story. Overall, U.S. equities outperformed developed international stocks and fixed income during the period. Within equities, U.S. growth stocks bested value stocks, while small-capitalization stocks outperformed mid- and large-capitalization stocks. International stocks markedly outperformed emerging market stocks.

U.S. Treasury securities and investment-grade corporate bonds posted small losses for the period. High yield bonds outperformed the rest of the bond market by a large margin due to their low degree of interest-rate sensitivity. Non-U.S. bonds underperformed the broad U.S. fixed income market, as foreign currencies slightly weakened relative to the U.S. dollar.

After four plus years of robust equity markets, we believe that diversification is essential to balancing risk and return. We recommend that you work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond, alternative and money market mutual funds to help keep your financial strategy on course. It is critical to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to helping investors achieve their financial goals by providing access to a distinctive selection of institutional asset managers who are known and respected for proficiency in their specific areas of expertise. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder
President

Touchstone Variable Series Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Baron Small Cap Growth Fund

Sub-Advised by BAMCO, Inc.

Investment Philosophy

The Touchstone Baron Small Cap Growth Fund primarily invests in common stocks of small-sized growth companies. The Fund’s sub-advisor, BAMCO, Inc. (“BAMCO”), seeks securities that it believes have (1) favorable price to value characteristics, are well managed, have significant long-term growth prospects and have significant barriers to competition; and (2) the potential to increase in value at least 100 percent over the next four or five years. Securities are selected for their capital appreciation potential and investment income is not a consideration in BAMCO’s stock selection process.

Fund Performance

The Touchstone Baron Small Cap Growth Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 40.43 percent while the total return of the benchmark was 43.30 percent.

Market Environment

Results for U.S. stock markets were exceptionally strong in 2013, driven by an improving economy, stock prices modestly below historic median valuations and widely available, inexpensive credit from a healed banking system. U.S. stocks were also helped substantially by the U.S. Federal Reserve Board’s (Fed) quantitative easing (QE) strategy intended to help the economy continue to deleverage so businesses could again grow and invest to create jobs. As a result, the Fed’s announced intention in December to reduce its monthly bond purchases caused some consternation among investors. However, financial markets greeted the Fed’s subsequent announcement of its change in policy, which delayed the tapering of its quantitative easing (QE) program, favorably and as a positive development. We also believe it is important to note that the Federal Government’s deficit fell from $1.4 trillion four years ago to $680 billion in 2013, and is projected by some to fall to $600 billion in 2014 and $475 billion in 2015.

In other good news for the U.S. economy, and by extension, the U.S. stock market, domestic home prices increased throughout the year and were up about 14% from a year ago in December. Homes for sale fell substantially and homes under construction increased. Domestic energy supplies have also increased significantly due to shale production, while energy consumption per unit of gross domestic product (GDP) fell, which we believe should translate to continued low energy costs and help boost U.S. manufacturing.

Portfolio Review

Outperformance of the Fund’s investments within the Information Technology and Energy sectors, and its lower exposure to the lagging Materials sector contributed most to relative results during the year. The Health Care and Financials sectors were the largest relative detractors for the period. We continued to invest for the long term, in our opinion, in well managed, competitively advantaged, consistently growing businesses. The Fund’s relative underperformance occurred as smaller, more speculative companies advanced faster than steadier ones, which is often the case in the early stages of an improving economy. We are optimistic that the pendulum will swing back in favor of the high-quality, well-capitalized franchises that we favor.

Within Information Technology, CoStar Group Inc. contributed to Fund performance for the period. The company is a leading provider of information and marketing services to the commercial real estate industry and saw its stock more than double in 2013, driven by outstanding financial results, accelerating business momentum, and growing synergies from the LoopNet Inc. acquisition. In addition to the LoopNet acquisition, we are enthusiastic about CoStar’s growing scale, and believe we could see rapid margin expansion and cash flow growth as CoStar

4

Management's Discussion of Fund Performance (Unaudited) (Continued)

leverages its fixed cost base. About 40% of the Fund’s Information Technology investments are application software businesses. Advent Software, Inc. and SS&C Technologies Holdings, Inc., both of which provide products and services to the global investment community, also contributed. Shares of Advent Software more than doubled during the year, helped by improving financial results, expanding margins, a leveraged recapitalization, and the pending launch of new cloud-based workflow tools.

Within Materials, outperformance of CaesarStone Sdot-Yam Ltd. contributed to relative performance. Shares of CaesarStone, a leading global manufacturer of quartz surfaces for kitchens and bathrooms, more than doubled for the period as a result of regularly beating earnings estimates and management’s positive outlook. The company’s earnings growth continued to accelerate, helped by a successful new product launch and quartz market share gain versus other countertop materials.

Within Energy, the Fund’s largest holding in the sector, Targa Resources Corp., was a contributor to performance. This combination, with the Fund’s lack of exposure to the lagging oil and gas exploration and production companies, also contributed to relative results. Targa is the general partner of Targa Resources Partners L.P. (LP), a growth-oriented master limited partnership, and is a direct beneficiary of LP’s distribution growth. We believe 2013 was a transformative year for the company with the integration and development of its recently acquired Bakken assets, completion of its natural gas liquids export facilities in Galena Park, and growth across its field gathering systems.

Underperformance of the Fund’s investments within the Health Care sector and its larger exposure to the lagging Financials and Utilities sectors detracted the most from relative performance. Within Health Care, a combination of stock selection and the Fund’s meaningfully lower exposure to biotechnology and pharmaceuticals companies, which performed well during the year, detracted from relative results. Weakness in the sector was mostly attributable to the underperformance of Edwards Lifesciences Corp. and Emeritus Corp., national providers of assisted living, Alzheimer’s, and related dementia care services, both of which detracted from relative performance. The negative effect of the Fund’s relative sector weights in Financials and Utilities overshadowed favorable stock selection within these sectors, largely attributable to outperformance of Artisan Partners Asset Management, Inc. and ITC Holdings Corp., respectively.

The Fund had no significant changes to its positioning in 2013. We have been successful in the Fund’s investment approach over many years because we invest for the long term. We are less focused on short-term macro events, and re-positioning the Fund’s portfolio intra year is typically not significant.

Outlook

In addition to the improving domestic economy, we believe a number of factors, including less than median stock price valuations, low interest and inflation rates, and a shrinking number of publicly owned stocks, point to continued expansion in equity valuations. The current environment of low interest and inflation rates –which we believe will continue in 2014 —  makes stocks more valuable in the short term. Additionally, we believe that stocks we favor should continue to benefit from low interest rates and nominal inflation, as well as higher taxes. All of these factors encourage businesses to invest in job creating enterprises, rather than just repurchasing stock, increasing dividends and cutting headcount, because their cash is losing value.

We believe it is also important to note that the number of companies issuing publicly owned stock has dropped significantly in recent years. Twenty years ago there were more than 8,800 publicly owned stocks in the U.S. Mergers and acquisitions and less hospitable equity markets have caused this number to shrink in recent years and last year, there were only about 4,100 publicly owned stocks. We believe that fewer stocks bode well for valuations, as more money is chasing fewer opportunities. We see many opportunities in the current investment landscape. Just like the effort to land a man on the moon in the 1960s resulted in opportunities for technology, communications and the Internet, we believe healthcare service providers with a demonstrable value proposition

5

Management's Discussion of Fund Performance (Unaudited) (Continued)

to offer better outcomes at lower costs will benefit from significant increases in government spending as a result of the Affordable Care Act. We also believe there remain growth opportunities for providers of technology and users of Internet as well. Energy is another source of opportunities, including unconventional energy resources such as shale, and transportation and refinery infrastructure.

We will continue to apply the Fund’s investment strategy of researching and investing in businesses for the long term that, in our opinion, have the opportunity to become larger enterprises. We believe that the Fund’s strategy and research intensive process facilitate the ability to invest in promising opportunities at exceptionally attractive prices, to the benefit of the Fund’s shareholders.

6

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Baron Small Cap Growth Fund and the Russell 2000® Growth Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on December 14, 1992.

Note to Chart

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

7

Management's Discussion of Fund Performance (Unaudited)

Touchstone Core Bond Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. In deciding what securities to buy and sell for the Fund, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed by focusing on maximizing total return and reducing volatility of the Fund’s portfolio. A disciplined sector allocation process is followed in order to build a broadly diversified portfolio of bonds.

Fund Performance

The Touchstone Core Bond Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 12-month period ended December 31, 2013. The Fund’s total return was -2.18 percent while the total return of the benchmark was -2.02 percent.

Market Environment

For the 12-month period, U.S. Federal Reserve Board’s (Fed) policy was the main driver of interest rates and risk premiums. Economic data was relatively weak at period beginning, which drove interest rates to their lowest level and pushed out expectations of a Fed rate increase into 2016. Data began to improve by mid-period, and the Fed surprised the market with indications they were preparing to begin tapering bond purchases if the economy continued to strengthen. U.S. Treasury yields rose in subsequent months as the market priced in tapering and drew forward the date of the first Fed Funds rate increase. Risk premiums widened in this period, as outflows from fixed income pressured non-U.S. Treasury sectors, causing broad-based underperformance of these sectors. Prior to period-end, the Fed once again surprised the market by deciding to delay tapering, with downside risks to the economy coming from the upcoming budget discussions in Congress. U.S. Treasury yields fell and risk premiums tightened, implying that the Fed would be more accommodative than the market had previously assumed. Also, the realization at period-end that Janet Yellen would be the next Fed Chairman reversed expectations that short-term interest rates would be increased. Risk premiums continued to narrow, especially in corporate bonds. Investment grade corporate bonds outperformed U.S. Treasuries and High Yield outperformed both for the period. U.S. economic data accelerated near the close of the period, which led to rising interest rates and expectations that the Fed would begin the much anticipated tapering of quantitative easing.

Portfolio Review

In general, the Fund was positioned away from U.S. Treasury securities in favor of other sectors for the 12-month period. There was significant interim volatility, but in general, risk assets performed well, driven by an accommodative Fed and an improving U.S. economy. The Fund was overweight High Yield and Commercial Mortgage Backed Securities (CMBS) for the entire period, which contributed to performance. The weight to High Yield was increased slightly after risk premiums widened during the sharp interest rate rise in the latter part of the period. Investment-grade corporate bonds were near the benchmark weight, and had little impact on performance on a sector allocation basis. The Fund was underweight agency Mortgage Backed Securities (MBS) in the early part of the period, which was additive to performance. The weight was increased prior to period-end to neutral, relative to the benchmark. Treasury Inflation Protected Securities (TIPS) were used tactically during the period and slightly detracted from performance.

U.S. Treasury yields rose during the period, led by the intermediate- and long-maturity parts of the yield curve. Yields on short maturity U.S. Treasuries increased as well, but to a lesser degree. The Fund’s interest rate risk

8

Management's Discussion of Fund Performance (Unaudited) (Continued)

was actively managed during the period, but generally was positioned defensively relative to the benchmark, which contributed to performance.

At the end of the period, the Fund was positioned slightly defensively relative to the benchmark. The Fund’s duration was actively managed over the 12 months, but was generally defensive relative to the benchmark, which contributed to performance.

Outlook

The ongoing improvement in the U.S. economy and continued accommodative monetary policy should provide the greatest opportunity for the Fund going forward. These factors are a solid backdrop for non-U.S. government related sectors such as corporate bonds (investment grade and high yield).

A significant concern going forward is the evolution of Fed policy considering the pace of economic growth, inflation rates, and financial conditions. Recently, the Fed has been challenged to effectively communicate the path of policy. This has generated, and will likely continue to generate, significant volatility and uncertainty such that the strength and durability of the economic recovery is threatened. These uncertainties could create an environment where non-U.S. Treasury sectors perform poorly relative to the U.S. Treasury market.

Even though interest rates have risen, they still remain historically low. Returns in the fixed income market, we believe, will continue to be challenging over the near and medium term. The return of the Fund will largely be connected to the yield of the Fund over the next several quarters.

Given our outlook, we anticipate that short-term interest rates will remain relatively low, but long-term interest rates are at risk of rising if the economy gains strength in 2014. Fiscal policy headwinds should fade over the next year within the private sector, led by housing and autos, continuing to drive growth in the U.S. However, headwinds remain from slow global growth. Gross domestic product (GDP) growth should remain modest in the near term and inflation subdued. Inflation shows little sign of accelerating given the considerable slack that still remains in the labor market.

9

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Core Bond Fund and the Barclays U.S. Aggregate Bond Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on October 3, 1994.

Note to Chart

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

10

Management's Discussion of Fund Performance (Unaudited)

Touchstone High Yield Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The Fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

Fund Performance

The Touchstone High Yield Fund underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Cash Pay Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 4.75 percent while the total return of the benchmark was 7.38 percent.

Market Environment

A year ago at this time, the U.S economy was poised for growth with signs that it was overcoming the fallout of the 2008 financial crisis. All indications were that households, businesses and financial institutions had made significant adjustments and there was less need for them to de-lever their balance sheets further. The acceleration in auto sales and the recovering housing market supported this notion, as did trend growth in private sector demand that included spending by households and businesses.

However, there were two obstacles that would inhibit U.S. economic growth. One was the considerable fiscal drag in 2013 associated with an increase in the payroll withholding tax, higher taxes on the wealthy, and the effects of sequestration. Collectively, these factors were estimated to have detracted about one and one half percentage points from overall gross domestic product (GDP) growth. The second obstacle was lackluster overseas activity. With Europe and Japan mired in recession, China’s growth began to slow and the economies in Asia and Latin America were feeling the fallout.

By the end of the period, there was modest improvement in the U.S. economy although consumer activity lagged corporate activity. While job creation increased, there was still considerable room for improvement. However, optimism improved late in the period, primarily because the two aforementioned obstacles began to diminish. On the fiscal front, sequestration curbed government spending, but tax rates were unchanged. Furthermore, the risk of the U.S. government failing to meet its obligations diminished considerably with the two political parties agreeing on a budget resolution for 2014. On the international side, there was growing evidence that manufacturing activity accelerated worldwide, as Japan’s economy gained traction while China’s stabilized and the eurozone gradually emerged from recession. A continuation of the pattern helped to bolster U.S. exports.

U.S. capital markets outperformed during the period, driven by renewed confidence in the economy, even in the face of an announced tapering program by the U.S. Federal Reserve (Fed) and higher interest rates. While there was some volatility in the middle of the period resulting from Fed announcements regarding tapering, there was an overall embrace of risky assets led by equities. Within High Yield, lower quality, CCC-rated securities outperformed BB-rated securities for the period, as reported by the BofA Merrill Lynch U.S. High Yield CCC-rated and BB-Rated Indexes, respectively.

Portfolio Review

With respect to security selection, returns were positively impacted by strong performance within the Midstream Energy, Energy and Utilities sectors. InterGen Services, Inc., a global utility provider led outperformers for the period as it benefitted from firming global power markets, particularly in the United Kingdom. Strong security selection within Midstream Energy more than offset a negative impact of sector allocation to this sector.

11

Management's Discussion of Fund Performance (Unaudited) (Continued)

Positive contributors were varied but included Crestwood Equity Partners LP, as well as a lack of exposure to Kinder Morgan, Inc. and NGPL PipeCo. LLC. Within Energy, the outperformers included Ocean Rig, Carrizo Oil & Gas, Inc., and Meg Energy.

Conversely, the Fund had negative attribution within the Broadcasting, Diversified Financials and Automotive & Auto Parts sectors. Within Automotive & Auto Parts, bonds of Exide Technologies, Inc. suffered when the company filed for bankruptcy protection as a result of environmental liabilities at one of its battery recycling plants. Exide led underperformers for the period. The Fund was negatively impacted by a lack of exposure to Clear Channel Communications, Inc., a radio broadcaster. Clear Channel is a lower quality issuer that performed well during the period’s “risk on” environment. Similarly, a lack of exposure to lower quality rated First Data Corporation detracted from returns.

As for sector allocation, the Fund benefitted from an underweight allocation to the Retail sector. Additionally, an overweight allocation to Paper and Food & Drug Retail contributed to performance. The Fund was negatively impacted by an underweight allocation to Technology and Banks & Thrifts as well as an overweight allocation to Midstream Energy.

The duration of the Fund’s portfolio lengthened during the middle of the period due to their negatively convex character. The impact detracted from performance given the rather significant increase in interest rates. Significant cash flows (primarily outflows) within the Fund also had a material impact on Fund performance during the period.

During the period, the Fund increased exposure within the Health Care, Energy and Broadcasting sectors. Within Health Care, we favored acute care hospitals with geographic diversity, which seemed poised to benefit from the Affordable Care Act. Additionally, the Fund established a material position in Valeant Pharmaceuticals Internationals, Inc., a new issuer in the market. Energy exposures grew due to attractive risk-return characteristics owing to strong asset value and good relative value.

The Fund significantly reduced exposures in Telecommunications, Paper and Technology. Within Technology, we reduced exposure to Kemet Corp. for credit concerns and Seagate Technology PLC for duration considerations. Within Telecommunications, a conscious reduction in wireline accounted for most of the shift as we remained uncomfortable with the prospects of this sub-sector.

The Fund’s duration was reduced materially by the end of the period, in anticipation of higher interest rates. At mid-period, the Fund was long duration versus the benchmark and suffered from extension risk. With rates rising during the period, there was a negative impact from this positioning.

Outlook

We continue to identify opportunities within sectors that we believe will provide appropriate relative value going-forward. For instance, within Broadcasting, we prefer broadcast TV over broadcast radio. Radio increasingly lacks differentiation and has a limited value proposition. Within Telecommunications, we prefer wireless technologies over wireline technologies. In our opinion, wireline is a secularly declining sector with a declining credit profile.

With respect to any fixed income asset class, the prospect for higher interest rates is a primary concern. We are reasonably constructive on the U.S. economy and foresee higher rates ahead. As such, we have reduced duration materially and are working to limit extension risk and improve convexity in the portfolio. Additionally, with limited upside available in 2014, we are focused on reducing potential downside risk since such will be a differentiator.

While uncertainty remains regarding the strength of the economy, there is little doubt that the expansion will continue. Consequently, we remain confident that corporate profits will continue to expand reducing the risk

12

Management's Discussion of Fund Performance (Unaudited) (Continued)

of an increase in the default rate. Further supporting a reduced default rate is the limited amount of pending debt maturities. Access to capital has been plentiful in recent years allowing corporations to extend maturities and increase financial flexibility. Such an environment is fundamentally ideal for High Yield. Notwithstanding the strong fundamentals supporting High Yield, valuations appear to have fully priced in this accommodative environment. That being said, alternatives appear less compelling, particularly within fixed income.

The potential for higher interest rates is an obvious consideration. An obvious question is whether High Yield will react to higher rates as it did at the early part of the period (wider spreads) or as it did at the close of the period (tighter spreads). While low yields and tight spreads certainly increase the sensitivity of High Yield to interest rates, we believe High Yield will outperform investment-grade fixed income in a rising interest rate environment. The potential for material capital appreciation, however, is limited. As such, while High Yield has attractive relative value, absolute value is very questionable.

13

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone High Yield Fund and the BofA Merrill Lynch U.S. High Yield Cash Pay Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

Note to Chart

The BofA Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged index used as a general measure of market performance consisting of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

14

Management's Discussion of Fund Performance (Unaudited)

Touchstone Large Cap Core Equity Fund

Sub-Advised by Todd Asset Management LLC

Investment Philosophy

The Touchstone Large Cap Core Equity Fund primarily invests in common stocks of large capitalization companies. The Fund’s sub-advisor, Todd Asset Management LLC, (formerly Todd-Veredus Asset Management LLC) selects stocks that it believes are attractively valued with active catalysts in place. Todd uses a database of 4,000 stocks from which to choose the companies that will be selected for the Fund’s portfolio. As a result, the portfolio generally consists of 40-60 positions. Todd’s selection process is expected to cause the Fund’s portfolio to have some of the following characteristics: attractive relative value, unrecognized earnings potential, above-average market capitalization, seasoned management and dominant industry.

Fund Performance

The Touchstone Large Cap Core Equity Fund underperformed its benchmark, the Russell 1000® Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 31.52 percent while the total return of the benchmark was 33.11 percent.

Market Environment

As 2013 began, the U.S. was struggling with lackluster economic growth. As the year progressed, consumer spending in the U.S. continued to grow, private investment started to increase and investors started discounting a durable economic expansion. There was a surge in job creation towards the end of the year as well as economic growth that surprised to the upside. In international markets, Europe exited recession and more pro-growth rhetoric was reported out of local governments, notably Germany. Emerging Markets did as expected on the economic front, as China appeared to be successfully managing its economy toward consumption growth and away from export growth.

Portfolio Review

The Fund’s underweight to the Telecommunication Services and Utilities sectors contributed to performance while the Fund’s stock selection in the Financials, Telecommunication Services, and Utilities sectors also contributed to performance. Fund holdings in the Energy, Consumer Discretionary and Information Technology sectors detracted from performance as stock selection lagged its peers.

Specifically, the Fund benefited the most from its stock selection in the Financials sector. Ameriprise Financial Corp., American Express Co. and State Street Corp. were the Fund’s top performers and continued to have solid fundamental prospects, in our opinion. We continue to think low funding rates, higher lending rates and a new capital spending cycle should benefit this sector.

The Fund held Vodafone Group PLC and AT&T Inc. during the year, though AT&T was sold relatively early. Vodafone was a strong performer as it benefited from selling its position in Verizon Wireless back to Verizon during the year. This left Vodafone with a significant amount of cash to redeploy, distribute or dedicate to capital spending. We think this, coupled with a European exit from recession, left the company with good prospects over the coming year.

The Fund remained overweight to the Industrials sector. This overweight benefited the Fund, because the Industrials sector remained one of the top performing sectors within the benchmark. Performance was led by Norfolk Southern Corp. and United Rentals Inc.

15

Management's Discussion of Fund Performance (Unaudited) (Continued)

The Consumer Discretionary sector detracted from performance. Coach, Inc., McDonald’s Corp. and Yum! Brands Inc. all detracted from performance and have been sold. We have redeployed the funds into several media and retailing industries that have been additive to performance.

Overall, the Fund’s top five contributors to performance were McKesson Corp., Blackrock Inc., Google Inc., Ameriprise Financial Inc., and American Express Co. We continued to hold all of these companies in the Fund. The Fund’s top five detractors from performance were Broadcom Corp., Capital One Financial Corp., International Business Machine and Ensco PLC. Broadcom Corp., Capital One Financial Corp., and Ensco PLC have been sold from the Fund.

We have not made any dramatic changes to Fund positioning in sectors this year. The Fund maintained an overweight to the Financials, Industrials and Health Care sectors with an underweight to the Materials, Consumer Staples, Utilities and Telecommunication Services sectors.

Outlook

We are optimistic about the Fund’s prospects. When examining the factors contributing to returns, valuations are positive. While large-capitalization stocks are generally underperforming within the S&P 500 Index, we believe the Fund’s’ valuation discipline coupled with a multi-factor model that guides us to companies with positive market acceptance, strong and improving fundamentals and good valuations have the potential to outperform.

We continue to be positioned in companies that we believe exhibit attractive valuations, strong and improving fundamentals and positive market acceptance. We adhere to our core intrinsic value discipline, and combine that with a list of other factors that have been shown to enhance the probability of selecting stocks that we believe should outperform the market. We believe there are opportunities within the market.

16

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Large Cap Core Equity Fund and the Russell 1000® Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on May 1, 1999.

Note to Chart

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

17

Management's Discussion of Fund Performance (Unaudited)

Touchstone Mid Cap Growth Fund

Sub-Advised by Westfield Capital Management Company, L.P.

Investment Philosophy

The Touchstone Mid Cap Growth Fund invests primarily in stocks of domestic mid-cap companies that are believed to have a demonstrated record of achievement with excellent prospects for earnings growth over a 1 to 3 year period. Fund management believes that companies that exhibit faster earnings growth offer the best opportunity for superior real rates of return and that reasonably priced stocks of companies with high forecasted earnings potential are best identified through in-depth, fundamental research and first-hand knowledge of company operations derived through on-site visits and meetings with management.

Fund Performance

The Touchstone Mid Cap Growth Fund underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 34.81 percent while the total return of the benchmark was 35.74 percent.

Market Environment

A U.S. portfolio orientation was rewarded in 2013 as small caps outperformed large caps and domestically-oriented sectors like Consumer Discretionary and Health Care represented market leadership for most of the year. As the year progressed, and the economy outside the U.S. appeared to gain solid ground, more cyclical, value, and high beta1sectors joined the leadership groups. It is interesting to note that in the fourth quarter the relative performance shifted as small cap outperformance actually moderated and the Industrials and Information Technology sectors assumed the position of market leadership. A broader spectrum of strong performing sectors may indicate investor confidence in the strengthening of the global economy. We believe that success in 2014 will be determined by how accurately the leading economic indicators have predicted that the global economy is finally poised to expand.

Portfolio Review

Strength in the Financials, Health Care, and Information Technology sectors drove a majority of the relative returns. The Consumer Discretionary and Energy sectors were the biggest detractors from excess returns.

The Financials sector contributed to relative performance. The benchmark Index’s Financials sector, with its significant exposure to real estate investment trusts (REITs), underperformed the broad market during the year. While the Fund benefited from its lack of investments within the REITs sub-industries, it was positive stock selection that drove relative gains in the sector. Asset manager and life insurer Ameriprise Financial, Inc. was the best relative and absolute performer in the sector. We like this provider of financial planning and insurance services for its solid profit margins and a disciplined approach to returning capital to shareholders. In addition, we believe the environment of rising short-term interest rates bodes well for the company’s profits, which are boosted by higher spreads on cash sweep accounts. Reinsurance Group of America, Inc. also contributed meaningfully to relative results. We are positive on life insurers, which we view as the biggest beneficiaries of higher long-term interest rates. We specifically favor Reinsurance Group for its strong earnings growth profile and diversified global positioning. Consistent insurance premium growth, an opportunity to expand into the Chinese life insurance market and the potential for acquisitions should serve as catalysts for the stock going forward.

The Health Care sector generated relative gains. Pharmaceutical firms Actavis, PLC and Warner Chilcott, PLC were among the performance highlights during the period. Earlier in the year, Actavis, which manufactures generic and over-the-counter pharmaceutical products, announced its decision to acquire Warner Chilcott, PLC, a major player in the generic drug industry, and both stocks appreciated substantially following the news.

18

Management's Discussion of Fund Performance (Unaudited) (Continued)

We think Warner presents a good strategic fit for Actavis given an existing overlap between the companies in the women’s health category and Warner’s expertise in the dermatology and gastrointestinal specialties. Actavis closed its acquisition of Warner Chilcott towards the end of 2013, and we continue to be enthusiastic about the combined entity’s growth prospects. Drug distributor Cardinal Health, Inc. was up during the year, contributing meaningfully to relative and absolute performance in the sector. We like the drug distribution industry given the attractiveness of another generic up-cycle, the benefits of Affordable Care Act-driven volume, and aggressive capital deployment. Cardinal delivered solid earnings results in several consecutive quarters during the year and announced that, together with CVS Caremark Corp., it would create the largest generic sourcing entity in the U.S. The move provides what we view as unprecedented visibility into Cardinal’s relationship with its largest customer, extending their distribution contract through 2019.

Investments in the Information Technology sector added to relative returns. Alliance Data Systems Corp., a private label credit card issuer and provider of marketing services, was the top contributor to relative returns in the sector. We think mobile is a real opportunity for the company, as retailers are increasingly looking to Alliance to help with mobile strategies for customer acquisition and ongoing spend volume from private label consumers. Shares of LinkedIn Corp. outperformed its industry peers. The company has designed and manages an Internet-based network for connecting the world’s professionals. While already an essential part of any recruiter’s arsenal of tools, LinkedIn continues to solidify its industry-leading position through product enhancements and the acceleration of customer growth. LinkedIn’s business model, which is based on recurring revenues and high renewal rates, helped drive its parabolic growth in the past several years. In addition, LinkedIn is one of the few Information Technology companies that have found a way to monetize the rapidly growing mobile segment.

Despite advancing in the year, the Fund’s investments in the Consumer Discretionary sector were outpaced by its benchmark Index peers. The underweight to the sector, particularly in the Internet retail and automobile manufacturers sub-industries, which both posted close to triple-digit gains in the benchmark Index, had a detrimental effect on relative performance. Weakness among select investments in apparel retail and leisure products also hurt returns. Apparel retailer Abercrombie & Fitch Co. traded down after reporting disappointing quarterly earnings in August. Aggressive price promotion and fierce competition in apparel retail has made it difficult for Abercrombie to capitalize on measures to improve profitability. We had been confident that the company’s improved inventory position would set the stage for margins to recover from depressed levels and that efforts to improve the supply chain would drive cash flow. Unanticipated industry dynamics changed our outlook, however, and led to a sale of the stock. Similarly, shares of toy manufacturer Mattel, Inc. declined on the heels of a disappointing quarterly earnings report. Fundamentals for the toy industry have been unspectacular, but Mattel had been able to gain market share through innovation in the fashion doll category. With the insight that major toy retailers such as Toys “R”Us, Inc. and Wal-Mart Stores, Inc. were looking to reduce inventory, Mattel’s near-term earnings outlook became less appealing to us and the Fund’s position in the stock was sold.

The Energy sector delivered bifurcated results during the period, from relative performance. While refiners Valero Energy Corp. and Tesoro Corp. posted solid gains, that positive impact was offset by declines within the oil & gas drilling and oil & gas exploration & production sub-industries. Ensco PLC, a provider of offshore drilling services, finished the year essentially unchanged, as investors seemed unwilling to buy the stock, concerned about a deceleration in the growth of deep-water day rates. It is our view that even at the current rig rates, select offshore rigs can continue to generate superior returns. Deep-water operations have finally stabilized after the Macondo disruption, and Ensco has navigated the heightened regulatory environment well, beating Wall Street earnings estimates for eight consecutive quarters. The company generates ample free cash and doubled its dividend in 2013; the current valuation may compel management to consider a share repurchase program.

19

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

Nearly all major U.S. stock market indices experienced more than 30 percent returns in 2013 with the smaller cap indices producing the largest returns. After a year in which the market appreciated meaningfully on a modest four percent earnings per share (EPS) growth, issues to address are whether the market is expensive and whether market expectations are too high. We view consensus expectations for 2014 Standard & Poor’s EPS growth of 6.5 percent to 11 percent growth as potentially quite low given broad-based indications of improved global growth, continued corporate share buybacks, and mergers and acquisitions activity. We think that the absence of commodity inflation and significant global excess labor will allow for sustained growth at low interest rates and possible further Price/Earnings expansion, but do not rely on this scenario as a base case for further appreciation of U.S. equities going forward. We do not view equities as expensive: as measured by the S&P 500, U.S. equities trade at about 16x 2014 expected EPS.

[1]	Beta is a measure of the volatility of a portfolio relative to its benchmark.

20

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Mid Cap Growth Fund and the Russell Midcap® Growth Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on November 21, 1994.

Note to Chart

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

21

Management's Discussion of Fund Performance (Unaudited)

Touchstone Third Avenue Value Fund

Sub-Advised by Third Avenue Management LLC

Investment Philosophy

The Touchstone Third Avenue Value Fund primarily invests in common stocks of well-financed companies (meaning companies believed to have high quality assets and a relative absence of liabilities) at a discount to what the Fund’s sub-advisor, Third Avenue Management LLC (“TAM”), believes is their intrinsic value. TAM analyzes companies from the bottom up, focusing on business fundamentals such as competent management teams and strong long-term growth prospects.

Fund Performance

The Touchstone Third Avenue Value Fund underperformed its benchmark, the Russell 3000® Value Index, for the 12-month period ended December 31, 2013. The Fund’s total return was 24.35 percent while the total return of the benchmark was 32.69 percent.

Market Environment

U.S. equities experienced an exceptionally strong year, driven by a slow, but improving economy, increased corporate earnings, no inflation, and central bank assistance. In October, U.S. Congress reached a last-minute deal to raise the debt ceiling, and after a 16-day partial government shutdown, the government reopened and markets responded favorably. Furthermore, with the unexpected continued delay in the U.S. Federal Reserve Board’s (Fed) tapering of its bond-buying program due to the shutdown, equities saw a further price-to-earnings (P/E) multiple expansion, which continued through December. Stock investors clearly loved the news, and bond investors were left disappointed, as U.S. Treasuries and investment-grade corporate bonds posted small losses. Although this marked the beginning of the end of a period of extraordinary liquidity provided by the central bank, we believe it also signals the Fed’s confidence in the direction of the U.S. economy and, by association, global growth prospects.

Portfolio Review

Among the sectors that contributed to relative Fund performance for the period were Utilities, Consumer Discretionary and Telecommunication Services. The Fund’s lack of exposure to the Utilities sector was accretive to performance due to sector underperformance within the benchmark. Telecommunication Services contributed due to strong stock selection and Consumer Discretionary from being overweight one of the best performing sectors in the market. Sectors that detracted most on a relative basis were Financials and Information Technology due to poor stock selection, and Industrials due to both sector allocation and poor stock selection.

Positive relative stock contributors for the year included Daimler AG (Consumer Discretionary sector), Vivendi S.A. and Telefonica Deutschland Holding AG (both Telecommunication Services sector), and Bank of New York Mellon Corp., and Comerica Inc. (both Financials sector). On an absolute basis, Toyota Industries Corp. (Consumer Discretionary sector) benefitted from improved operations at its Toyota Motors subsidiary and was the largest contributor, and Leucadia National Corp. (Financials sector) contributed to performance as well.

The largest relative stock detractors for the period were American Eagle Outfitters Inc. (Consumer Discretionary sector), Cenovus Energy Inc. and Encana Corp. (both Energy sector), Henderson Land Development Co. Ltd. (Financials sector) and POSCO ADR (Materials sector). American Eagle underperformed when compared to the industry’s average and weakness in the company’s revenues hurt the bottom line and earnings-per-share (EPS) declined; subsequently it was sold. Henderson Land, an investment holding company, was sold as we believe there were better risk/reward scenarios that could be found elsewhere.

22

Management's Discussion of Fund Performance (Unaudited) (Continued)

During the year, NVIDIA Corp. (Information Technology sector), Total SA (Energy sector), Telefónica Deutschland Holding SA, and Vodafone Group PLC (both Telecommunication Services sector) were added to the Fund’s portfolio. Telefónica and Vodafone marked the entry into European telecommunications holdings; we have observed this sector from the sidelines for some time and are particularly excited to have added it to the Fund’s portfolio. European regulators have increasingly acknowledged the obstacles that are hindering the global competitiveness of the European Telecommunication Services sector and, although we cannot predict the likelihood, timing, or magnitude of any changes that might occur, we believe a change for the better in business conditions and profitability could well be at hand. Furthermore, we believe our view does not appear to be reflected in the current modest valuations seen across the sector. Despite our beliefs however, these new Fund investments were based on their individual merits only, and are believed to have the potential to create significant value for the Fund’s shareholders. We also believe this environment offers numerous attractive investment opportunities. While Vodafone could be poised to generally benefit from an improved regulatory environment and industry consolidation, we believe a number of company-specific factors give the company attractive upside potential, even if the obstacles mentioned above fail to eventuate. Shares of Telefónica Deutschland were purchased in the Fund at what we believe was an attractive valuation. Telefónica is the third largest mobile operator in Germany, with roughly 18% share of the German mobile market by revenue. Current smartphone penetration rates in Germany are low, with a large proportion of customers still on prepaid plans; we believe this suggests an enormous market opportunity for upselling and increasing data consumption, which could provide the potential for carriers to improve their profitability. In addition, we believe Telefónica is among the better capitalized Telecommunication Services companies in Europe. It has been a prodigious generator of free-cash-flow, even while in the process of rolling out a 4G network.

Additional stocks sold during the year were Intel Corp. (Information Technology sector), Forest City Enterprises Inc., and Hang Lung Group Ltd. (both Financials sector). All detracted from performance and were sold at valuations that we believe suggested there were better risk/reward scenarios that could be found elsewhere. In addition, due to it being acquired by a private equity buyer, the sale of Tellabs Inc. (Information Technology sector) was also completed.

Outlook

Given the Fund’s long-term, highly price-conscious style of investing, we believe there are times that extreme turmoil in a certain area has resulted in clusters of attractive opportunities. We believe this might be one of those times and, as always, will remain on the lookout for seeds of value in areas that have been abandoned by investors with shorter time horizons or different investment objectives. At a time when the major equity indexes have traded at multiples of book value, many of the Fund’s holdings traded below book, even as the value of their businesses have compounded.

We enter 2014 with high conviction about the securities in the Fund’s portfolio. We believe that its European Telecommunications, U.S. Financials, and natural gas exploration and production companies holdings represent possible sources of unrecognized value and will continue to focus our analytic efforts on recovering Europe, on the global energy industry and on high technology and communications, worldwide. We also believe that valuations are elevated in the major indexes. The S&P 500 Index, the Dow Jones Industrial Average and MSCI World Index, for example, are all trading at higher-than-historic trend multiples of forward earnings and at multiples of book value. Although we believe pockets of value remain, we also believe the high prices in the current market could correct, temporarily bringing down prices across a sector or Index.

We believe the Fund is well positioned to deliver positive and desirable long-term results with investment risk mitigated by our price-conscious buy discipline and focus on companies with strong balance sheets. We remain cautious buyers in an elevated market and judicious sellers of appreciated securities. Our price consciousness and aversion to investment risk will drive our decision-making going forward.

23

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Third Avenue Value Fund and the Russell 3000® Value Index

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on December 14, 1992.

Note to Chart

The Russell 3000® Value Index measures the performance for those Russell 3000® companies with lower price-to book ratios and lower forecasted growth values.

24

Management's Discussion of Fund Performance (Unaudited)

Touchstone ETF Funds

Sub-Advised by Todd Asset Management LLC

Touchstone Aggressive ETF Fund

Touchstone Conservative ETF Fund

Touchstone Moderate ETF Fund

Investment Philosophy

Three Exchanged Traded Funds (ETFs) are available for investors seeking “lifestyle” products for their annuity holdings. The three strategic options include: the Conservative, Moderate, and Aggressive ETF Funds. These funds allocate their assets among up to nine ETFs. These nine ETF selections generally do not change dramatically over time. The more conservative funds have higher bond weightings and the more aggressive funds have lower bond weighting. In December 2013, the Touchstone Enhanced ETF Fund was merged into the Touchstone Aggressive ETF Fund.

Fund Performance

The Touchstone Conservative ETF Fund’s total return was 8.50 percent for the 12-month period ended December 31, 2013. The Fund outperformed its benchmark. The total return of its benchmark, the Barclays U.S. Aggregate Bond Index, was -2.02 percent. The Touchstone Moderate ETF Fund’s total return was 16.32 percent, and the Touchstone Aggressive ETF Fund’s total return was 22.91 percent. Both of these Funds underperformed their benchmark, the S&P Composite 1500 Index. The total return of their benckmark, S&P Composite 1500 Index, was 32.80 percent for the 12-month period ended December 31, 2013. The specific blended benchmark returns were 9.15 percent for the Conservative ETF Fund, 17.78 percent for the Moderate ETF Fund and 25.10 percent for the Aggressive ETF Fund.

Market Environment

As 2013 began, the U.S. was struggling with lackluster economic growth. As the year progressed, consumer spending in the U.S. continued to grow, private investment started to increase and investors started discounting a durable economic expansion. There was a surge in job creation towards the end the year as well as economic growth that surprised to the upside. In international markets, Europe exited recession and more pro-growth rhetoric was reported out of local governments, notably Germany. Emerging Markets did as expected on the economic front, as China appeared to be successfully managing its economy towards consumption growth and away from export growth.

Portfolio Review

The two equity-oriented funds lagged the S&P Composite 1500 Index primarily due to the underperformance of the international markets relative to the U.S. markets and an international index is not included in the Funds’ benchmarks. Also, the Small- and Mid-Cap Indexes trailed the S&P 500 Index, and the Funds had a modest overexposure to them.

The Touchstone Conservative ETF Fund outperformed its benchmark for the year. Due to the large exposure to bonds, we are required to split the position between two funds. The iShares Core Total U.S. Bond Market ETF is the larger position, and is complemented by the iShares Barclays1-3 Year Treasury Bond Fund.

25

Management's Discussion of Fund Performance (Unaudited) (Continued)

Outlook

We believe the stock market continues to offer upside potential, and as such, we believe equity-heavy portfolios are likely to outperform. Small- and mid-caps tend to outperform large caps during bull markets, so the Funds’ modest overweight to these sectors should provide a benefit.

As target risk funds, we are using underlying ETF index funds so stock selection is not a concern. If a bear market were to occur, the Funds’ modest overexposure to small- and mid-caps would most likely negatively impact performance versus the benchmarks.

As noted above, we continue to maintain bond weights for the Funds in a static stock/bond split in an effort to make returns more consistent for the Funds.

26

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the
Touchstone Aggressive ETF Fund, the S&P Composite 1500 Index (Major Index)
and the Blend: 80% S&P Composite 1500 Index/20% Barclays U.S. Aggregate Bond Index
(Minor Index)

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

27

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the

Touchstone Conservative ETF Fund, the Barclays U.S. Aggregate Bond Index (Major Index) and the Blend: 35% S&P Composite 1500 Index /65% Barclays U.S. Aggregate Bond Index (Minor Index)

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

Notes to Chart

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

28

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Moderate ETF Fund, the S&P Composite 1500 Index (Major Index) and the Blend: 60% S&P Composite 1500 Index/40% Barclays U.S. Aggregate Bond Index (Minor Index)

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce figures for all periods.

The Fund commenced operations on July 16, 2004.

Notes to Chart

S&P Composite 1500 Index is an unmanaged, broad market index representing the large-cap, mid-cap, and small-cap segments of the U.S. equity market.

The Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

29

Tabular Presentation of Portfolios of Investments

December 31, 2013

The illustrations below provide each Fund’s credit quality and portfolio allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Baron Small Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Consumer Discretionary	27.8%
Financials	20.2
Industrials	17.1
Information Technology	14.2
Consumer Staples	6.0
Health Care	4.0
Utilities	3.8
Energy	3.6
Materials	0.8
Investment Funds	8.1
Other Assets/Liabilities (Net)	(5.6)
Total	100.0%

Touchstone High Yield Fund
Credit Quality#** (% of Investment Securities)
BBB/Baa	4.0%
BB/Ba	47.0
B/B	45.7
CCC/Caa	2.1
Other Assets/Liabilities (Net)	1.2
Total	100.0%

Touchstone Core Bond Fund
Credit Quality#** (% of Investment Securities)
AAA/Aaa	49.9%
AA/Aa	3.2
A	10.8
BBB/Baa	16.8
BB/Ba	6.2
B	7.8
CCC	0.3
CC	0.6
C or Lower	0.9
NR	3.5
Total	100.0%

Touchstone Large Cap Core Equity Fund
Sector Allocation*	(% of Net Assets)
Financials	22.6%
Industrials	15.9
Information Technology	15.6
Health Care	14.0
Consumer Discretionary	13.7
Energy	7.0
Consumer Staples	5.0
Telecommunication Services	1.4
Utilities	1.0
Materials	0.9
Investment Funds	3.8
Other Assets/Liabilities (Net)	(0.9)
Total	100.0%

#	Unaudited.

*	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

**	Composite of Standard and Poor's, Moody's and Fitch ratings.

NR - Not Rated

30

Tabular Presentation of Portfolios of Investments (Continued)

Touchstone Mid Cap Growth Fund
Sector Allocation*	(% of Net Assets)
Consumer Discretionary	22.4%
Industrials	18.4
Health Care	18.3
Information Technology	10.7
Materials	8.5
Financials	8.1
Energy	7.5
Consumer Staples	5.0
Investment Funds	4.9
Other Assets/Liabilities (Net)	(3.8)
Total	100.0%

Touchstone Third Avenue Value Fund
Sector Allocation*	(% of Net Assets)
Financials	39.8%
Energy	15.8
Telecommunication Services	8.0
Industrials	7.9
Consumer Discretionary	7.5
Materials	6.9
Information Technology	5.2
Health Care	4.4
Investment Funds	4.7
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

Touchstone Conservative ETF Fund
Sector Allocation*	(% of Net Assets)
Exchange Traded Funds	98.7%
Investment Funds	4.7
Other Assets/Liabilities (Net)	(3.4)
Total	100.0%

Touchstone Money Market Fund
Credit Quality#** (% of Investment Securities)
A-1/P-1/MIG1/SP1	95.8%
FW1(NR)***	4.2
Total	100.0%

Portfolio Allocation*	(% of Net Assets)
Variable Rate Demand Notes	49.4%
U.S. Government Agency Obligations	22.9
Corporate Bonds	14.3
Municipal Bonds	8.2
Certificate of Deposit	3.3
Commercial Paper	2.1
Other Assets/Liabilities (Net)	(0.2)
Total	100.0%

Touchstone Aggressive ETF Fund
Sector Allocation*	(% of Net Assets)
Exchange Traded Funds	98.8%
Investment Funds	20.6
Other Assets/Liabilities (Net)	(19.4)
Total	100.0%

Touchstone Moderate ETF
Sector Allocation*	(% of Net Assets)
Exchange Traded Funds	98.7%
Investment Funds	4.6
Other Assets/Liabilities (Net)	(3.3)
Total	100.0%

#	Unaudited.

*	Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

**	Composite of Standard and Poor's, Moody's and Fitch ratings.

***	Equivalent to Standard & Poor's and Moody's highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by First Washington Advisors, Inc.

NR - Not Rated

31

Portfolio of Investments

Touchstone Baron Small Cap Growth Fund – December 31, 2013

		Market
	Shares	Value

Common Stocks— 97.5%

Consumer Discretionary — 27.8%
Bright Horizons Family Solutions, Inc.*	6,000	$220,440
Choice Hotels International, Inc.	14,500	712,095
DeVry, Inc.	6,000	213,000
Dick's Sporting Goods, Inc.	13,500	784,350
DreamWorks Animation SKG, Inc.- Class A*	2,450	86,975
Imax Corp. (Canada)*†	2,800	82,544
Interval Leisure Group, Inc.	12,000	370,800
LKQ Corp.*	24,460	804,734
Lumber Liquidators Holdings, Inc.*	4,900	504,161
Marriott Vacations Worldwide Corp.*	4,000	211,040
Morningstar, Inc.	2,000	156,180
Panera Bread Co. - Class A*	1,880	332,177
Penn National Gaming, Inc.*	9,885	141,652
Pinnacle Entertainment, Inc.*	14,000	363,860
Ralph Lauren Corp.	3,000	529,710
Under Armour, Inc. - Class A*	8,400	733,320
Vail Resorts, Inc.	11,500	865,145
		7,112,183

Financials — 20.2%
Alexander's, Inc. REIT	800	264,000
Alexandria Real Estate Equities, Inc. REIT	2,500	159,050
Arch Capital Group Ltd. (Bermuda)*	23,000	1,372,870
Artisan Partners Asset Management, Inc.	5,000	325,950
Carlyle Group LP (The)†	8,200	292,084
Cohen & Steers, Inc.†	9,500	380,570
Douglas Emmett, Inc. REIT	16,000	372,640
Eaton Vance Corp.	7,000	299,530
Financial Engines, Inc.	1,490	103,525
Gaming and Leisure Properties, Inc. REIT	9,885	502,257
LaSalle Hotel Properties REIT	7,500	231,450
Oaktree Capital Group LLC	4,993	293,788
Primerica, Inc.	13,000	557,830
		5,155,544

Industrials — 17.1%
Advisory Board Co. (The)*	1,600	101,872
Colfax Corp.*	7,700	490,413
Copart, Inc.*	15,000	549,750
Generac Holdings, Inc.	15,000	849,600
Genesee & Wyoming, Inc. - Class A*	12,000	1,152,600
Middleby Corp.*	3,000	719,910
Rexnord Corp.*	10,021	270,667
Valmont Industries, Inc.	1,500	223,680
		4,358,492

Information Technology — 14.2%
Advent Software, Inc.	10,000	349,900
Benefitfocus, Inc.*†	2,610	150,701
Booz Allen Hamilton Holding Corp.	22,500	430,875
Bottomline Technologies DE, Inc.*	3,200	115,712
CoStar Group, Inc.*	5,700	1,052,106
Guidewire Software, Inc.*	5,604	274,988
MAXIMUS, Inc.	12,000	527,880
RealPage, Inc.*†	4,728	110,541

Shutterstock, Inc.*†	1,000	83,630
SS&C Technologies Holdings, Inc.*	12,215	540,636
		3,636,969

Consumer Staples — 6.0%
Boston Beer Co., Inc. (The) - Class A*†	729	176,266
Church & Dwight Co., Inc.	4,500	298,260
TreeHouse Foods, Inc.*	6,000	413,520
United Natural Foods, Inc.*	8,500	640,815
		1,528,861

Health Care — 4.0%
Brookdale Senior Living, Inc.*	2,500	67,950
CFR Pharmaceuticals SA 144a ADR (Chile)	5,250	117,899
Community Health Systems, Inc.*	12,000	471,240
Edwards Lifesciences Corp.*	1,915	125,930
Emeritus Corp.*	7,000	151,410
Foundation Medicine, Inc.*†	500	11,910
IDEXX Laboratories, Inc.*†	787	83,713
		1,030,052

Utilities — 3.8%
ITC Holdings Corp.	10,000	958,200

Energy — 3.6%
CARBO Ceramics, Inc.†	700	81,571
SEACOR Holdings, Inc.*	2,500	228,000
Susser Petroleum Partners LP†	5,861	194,469
Targa Resources Corp.	4,700	414,399
		918,439

Materials — 0.8%
CaesarStone Sdot Yam Ltd. (Israel)	4,214	209,309
Total Common Stocks		$24,908,049

Investment Funds— 8.1%
Invesco Government & Agency
Portfolio, Institutional Class, 0.03%**Ω	1,385,277	1,385,277
Touchstone Institutional Money Market Fund, 0.01%^Ω	681,366	681,366
Total Investment Funds		$2,066,643

Total Investment Securities —105.6%
(Cost $12,059,276)		$26,974,692

Liabilities in Excess of Other Assets — (5.6%)		(1,436,400)

Net Assets — 100.0%		$25,538,292

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund See Note 4 in Notes to Financial Statements.

32

Touchstone Baron Small Cap Growth Fund (Continued)

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2013 was $1,356,158.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Portfolio Abbreviations:

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

REIT - Real Estate Investment Trust

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities were valued at $117,899 or 0.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$24,908,049	$—	$—	$24,908,049
Investment Funds	2,066,643	—	—	2,066,643
				$26,974,692

See accompanying Notes to Financial Statements.

33

Portfolio of Investments

Touchstone Core Bond Fund – December 31, 2013

Principal		Market
Amount		Value

	Corporate Bonds— 42.1%

	Financials — 10.1%
$5,000	Aircastle Ltd. (Bermuda),
	6.250%, 12/1/19	$5,356
64,000	Ally Financial, Inc., 8.000%, 12/31/18	75,520
29,000	Ally Financial, Inc., 8.000%, 11/1/31	34,510
175,000	American Express Credit Corp. MTN,
	2.375%, 3/24/17	179,879
200,000	Bank of America Corp. MTN,
	5.000%, 5/13/21	218,555
145,000	Boston Properties LP, 4.125%, 5/15/21	148,131
160,000	Brandywine Operating Partnership LP,
	5.400%, 11/1/14	165,809
290,000	Caterpillar Financial Services Corp.
	MTN, 5.450%, 4/15/18	329,637
135,000	CIT Group, Inc., 5.000%, 8/15/22	131,625
250,000	Citigroup, Inc., 3.375%, 3/1/23	237,629
215,000	Corp. Andina de Fomento
	(Venezuela), 4.375%, 6/15/22	212,889
265,000	Ford Motor Credit Co. LLC,
	2.375%, 1/16/18	267,639
305,000	General Electric Capital Corp. MTN,
	4.625%, 1/7/21	332,586
200,000	General Motors Financial Co., Inc.,
	144a, 4.250%, 5/15/23	190,250
225,000	Goldman Sachs Group, Inc. (The),
	2.375%, 1/22/18	225,855
180,000	Health Care REIT, Inc., 6.125%, 4/15/20	202,588
160,000	HSBC Bank PLC (United Kingdom),
	144a, 4.125%, 8/12/20	169,294
4,000	International Lease Finance Corp.,
	4.625%, 4/15/21	3,820
25,000	International Lease Finance Corp.,
	5.875%, 8/15/22	24,938
16,000	International Lease Finance Corp.,
	6.250%, 5/15/19	17,320
265,000	JPMorgan Chase & Co.,
	4.250%, 10/15/20	280,910
135,000	Morgan Stanley, 3.750%, 2/25/23	131,364
9,000	MPT Operating Partnership LP / MPT
	Finance Corp., 6.375%, 2/15/22	9,315
48,000	MPT Operating Partnership LP / MPT
	Finance Corp., 6.875%, 5/1/21	51,360
42,000	Omega Healthcare Investors, Inc.,
	6.750%, 10/15/22	45,622
56,000	PHH Corp., 6.375%, 8/15/21	56,000
28,000	PHH Corp., 7.375%, 9/1/19	29,890
310,000	PNC Bank NA, 2.700%, 11/1/22	281,005
215,000	Simon Property Group LP,
	4.125%, 12/1/21	222,417
40,000	SLM Corp. MTN, 5.500%, 1/15/19	41,510
34,000	SLM Corp. MTN, 8.450%, 6/15/18	39,610
170,000	Teachers Insurance & Annuity
	Association of America, 144a,
	6.850%, 12/16/39	209,846
275,000	WCI Finance LLC / WEA Finance LLC,
	144a, 5.700%, 10/1/16	307,002
		4,879,681

	Energy — 7.7%
19,000	Access Midstream Partners LP / ACMP
	Finance Corp., 4.875%, 5/15/23	18,335
9,000	Access Midstream Partners LP / ACMP
	Finance Corp., 6.125%, 7/15/22	9,630
16,000	Atlas Pipeline Partners LP / Atlas
	Pipeline Finance Corp.,
	6.625%, 10/1/20	16,720
6,000	Atlas Pipeline Partners LP / Atlas
	Pipeline Finance Corp., 144a,
	5.875%, 8/1/23	5,715
25,000	Basic Energy Services, Inc.,
	7.750%, 10/15/22	25,812
24,000	Bill Barrett Corp., 7.000%, 10/15/22	24,900
250,000	BP Capital Markets PLC (United
	Kingdom), 3.994%, 9/26/23	252,568
4,000	Calfrac Holdings LP, 144a,
	7.500%, 12/1/20	4,080
160,000	Canadian Natural Resources Ltd.
	(Canada), 6.250%, 3/15/38	179,285
13,000	Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	14,235
26,000	Carrizo Oil & Gas, Inc.,
	8.625%, 10/15/18	28,145
28,000	Chesapeake Energy Corp.,
	6.625%, 8/15/20	31,290
31,000	Chesapeake Energy Corp.,
	6.875%, 11/15/20	35,030
10,000	Chesapeake Energy Corp.,
	7.250%, 12/15/18	11,550
19,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	8.500%, 12/15/19	20,615
265,000	CNOOC Finance 2012 Ltd. (Virgin
	Islands), 144a, 3.875%, 5/2/22	255,268
10,000	Consol Energy, Inc., 8.000%, 4/1/17	10,538
10,000	Consol Energy, Inc., 8.250%, 4/1/20	10,825
215,000	DCP Midstream LLC, 144a,
	5.350%, 3/15/20	224,709
32,000	Drill Rigs Holdings, Inc. (Marshall
	Islands), 144a, 6.500%, 10/1/17	34,560
205,000	El Paso Natural Gas Co.,
	5.950%, 4/15/17	227,932
175,000	Enterprise Products Operating LLC,
	3.200%, 2/1/16	182,548
30,000	Enterprise Products Operating LLC,
	7.000%, 6/1/67(A)	30,712
51,000	Expro Finance Luxembourg SCA
	(Luxembourg), 144a,
	8.500%, 12/15/16	53,168
46,000	Exterran Partners LP / EXLP Finance
	Corp., 144a, 6.000%, 4/1/21	45,655
16,000	Forest Oil Corp., 7.250%, 6/15/19	15,580
37,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 5.750%, 2/15/21	37,416
2,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 7.875%, 12/15/18	2,155
16,000	Gibson Energy, Inc. (Canada), 144a,
	6.750%, 7/15/21	16,920

34

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 42.1% (Continued)

	Energy — (Continued)
$40,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 7.625%, 4/15/21	$43,400
20,000	Hornbeck Offshore Services, Inc.,
	5.000%, 3/1/21	19,600
24,000	Key Energy Services, Inc.,
	6.750%, 3/1/21	24,600
46,000	Linn Energy LLC / Linn Energy Finance
	Corp., 8.625%, 4/15/20	49,680
28,000	MEG Energy Corp. (Canada), 144a,
	6.375%, 1/30/23	28,175
30,000	MEG Energy Corp. (Canada), 144a,
	6.500%, 3/15/21	31,575
105,000	Newfield Exploration Co.,
	6.875%, 2/1/20	112,481
29,000	Oasis Petroleum, Inc., 144a,
	6.875%, 3/15/22	30,740
9,000	Pacific Drilling SA, 144a,
	5.375%, 6/1/20	9,045
25,000	Pacific Drilling V Ltd. (Luxembourg),
	144a, 7.250%, 12/1/17	27,000
67,000	Peabody Energy Corp.,
	6.000%, 11/15/18	71,355
250,000	Petrobras International Finance Co. -
	Pifco (Cayman Islands),
	5.375%, 1/27/21	248,097
225,000	Phillips 66, 4.300%, 4/1/22	228,649
44,000	Pioneer Energy Services Corp.,
	9.875%, 3/15/18	46,640
140,000	Plains All American Pipeline LP / PAA
	Finance Corp., 6.650%, 1/15/37	163,626
140,000	Plains Exploration & Production Co.,
	6.750%, 2/1/22	154,213
264,000	Plains Exploration & Production Co.,
	6.875%, 2/15/23	294,360
16,000	QEP Resources, Inc., 6.800%, 3/1/20	16,770
70,000	Regency Energy Partners LP /
	Regency Energy Finance Corp.,
	6.875%, 12/1/18	75,075
4,000	SandRidge Energy, Inc.,
	7.500%, 2/15/23	4,060
120,000	SandRidge Energy, Inc.,
	8.750%, 1/15/20	129,300
10,000	SemGroup LP, 144a, 7.500%, 6/15/21	10,575
21,000	SESI LLC, 7.125%, 12/15/21	23,415
23,000	Targa Resources Partners LP / Targa
	Resources Partners Finance Corp.,
	6.375%, 8/1/22	24,322
40,000	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp., 5.875%, 10/1/20	40,900
		3,733,549

	Consumer Discretionary — 6.8%
8,000	Albea Beauty Holdings SA, 144a,
	8.375%, 11/1/19	8,320
26,000	AMC Networks, Inc., 7.750%, 7/15/21	29,250
23,000	American Axle & Manufacturing, Inc.,
	6.250%, 3/15/21	24,438
11,000	Asbury Automotive Group, Inc.,
	8.375%, 11/15/20	12,361
28,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.250%, 9/30/22	26,145
3,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 5.750%, 1/15/24	2,835
10,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.625%, 1/31/22	10,300
25,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 7.000%, 1/15/19	26,344
5,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 144a, 5.250%, 3/15/21	4,775
42,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	43,050
21,000	Clear Channel Worldwide Holdings,
	Inc., 6.500%, 11/15/22	21,446
27,000	Cogeco Cable, Inc. (Canada), 144a,
	4.875%, 5/1/20	26,055
275,000	Comcast Corp., 4.650%, 7/15/42	255,916
22,000	Delphi Corp., 5.000%, 2/15/23	22,632
195,000	DIRECTV Holdings LLC / DIRECTV
	Financing Co., Inc., 2.400%, 3/15/17	198,522
12,000	DISH DBS Corp., 4.625%, 7/15/17	12,570
3,000	DISH DBS Corp., 5.875%, 7/15/22	3,000
18,000	DISH DBS Corp., 7.875%, 9/1/19	20,610
165,000	General Motors Co., 144a,
	3.500%, 10/2/18	168,712
50,000	Goodyear Tire & Rubber Co.,
	8.750%, 8/15/20	58,500
150,000	Home Depot, Inc., 5.950%, 4/1/41	174,162
10,000	Intelsat Jackson Holdings SA
	(Luxembourg), 144a,
	5.500%, 8/1/23	9,512
19,000	KB Home, 7.000%, 12/15/21	19,808
9,000	Libbey Glass, Inc., 6.875%, 5/15/20	9,720
26,000	LKQ Corp., 144a, 4.750%, 5/15/23	24,180
38,000	Ltd. Brands, Inc., 5.625%, 2/15/22	38,855
10,000	Ltd. Brands, Inc., 6.950%, 3/1/33	9,850
76,000	Meritage Homes Corp.,
	7.150%, 4/15/20	82,080
149,000	MGM Resorts International,
	5.250%, 3/31/20	147,882
290,000	Mondelez International, Inc.,
	4.125%, 2/9/16	307,446
175,000	News America, Inc., 6.900%, 3/1/19	209,936
160,000	Omnicom Group, Inc.,
	4.450%, 8/15/20	169,818
14,000	Penske Automotive Group, Inc.,
	5.750%, 10/1/22	14,315
124,000	Quebecor Media, Inc. (Canada),
	5.750%, 1/15/23	119,970
24,000	Royal Caribbean Cruises Ltd. (Liberia),
	5.250%, 11/15/22	24,000

35

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 42.1% (Continued)

	Consumer Discretionary — (Continued)
$17,000	RSI Home Products, Inc., 144a,
	6.875%, 3/1/18	$17,808
12,000	Sabre, Inc., 144a, 8.500%, 5/15/19	13,320
59,000	Service Corp. International,
	8.000%, 11/15/21	67,702
4,000	Sinclair Television Group, Inc.,
	5.375%, 4/1/21	3,940
37,000	Sinclair Television Group, Inc.,
	6.125%, 10/1/22	37,370
17,000	Sirius XM Radio, Inc., 144a,
	4.250%, 5/15/20	16,065
9,000	Sirius XM Radio, Inc., 144a,
	5.250%, 8/15/22	9,090
80,000	Stewart Enterprises, Inc.,
	6.500%, 4/15/19	84,800
33,000	StoneMor Partners LP / Cornerstone
	Family Services of WV, 144a,
	7.875%, 6/1/21	34,320
18,000	Suburban Propane Partners LP /
	Suburban Energy Finance Corp.,
	7.500%, 10/1/18	19,305
6,000	Taylor Morrison Communities, Inc. /
	Monarch Communities Inc., 144a,
	7.750%, 4/15/20	6,600
12,000	Tenneco, Inc., 6.875%, 12/15/20	13,110
31,000	Tenneco, Inc., 7.750%, 8/15/18	33,170
175,000	Time Warner Cable, Inc.,
	4.125%, 2/15/21	165,859
5,000	Tomkins LLC / Tomkins, Inc.,
	9.000%, 10/1/18	5,475
16,000	TRW Automotive, Inc., 144a,
	4.500%, 3/1/21	16,160
175,000	Viacom, Inc., 6.250%, 4/30/16	195,138
4,000	Virgin Media Secured Finance PLC
	(United Kingdom), 144a,
	5.375%, 4/15/21	4,000
62,000	Visteon Corp., 6.750%, 4/15/19	65,875
150,000	Walt Disney Co. (The) MTN,
	3.700%, 12/1/42	125,271
		3,271,693

	Industrials — 3.2%
200,000	Air Lease Corp., 5.625%, 4/1/17	220,250
21,000	American Airlines 2013-2 Class B Pass
	Through Trust, 144a,
	5.600%, 7/15/20	21,210
39,000	Amsted Industries, Inc., 144a,
	8.125%, 3/15/18	41,096
39,000	Belden, Inc., 144a, 5.500%, 9/1/22	38,220
12,000	Bombardier, Inc. (Canada), 144a,
	6.125%, 1/15/23	11,910
25,000	Bombardier, Inc. (Canada), 144a,
	7.750%, 3/15/20	28,375
265,000	Burlington Northern Santa Fe LLC,
	5.750%, 5/1/40	290,809
7,000	BWAY Holding Co., 10.000%, 6/15/18	7,595
16,000	Calcipar SA (Luxembourg), 144a,
	6.875%, 5/1/18	16,960
12,000	Chrysler Group LLC / CG Co.-Issuer,
	Inc., 8.250%, 6/15/21	13,650
6,959	Continental Airlines 2003-ERJ1 Pass
	Through Trust, Ser RJ03,
	7.875%, 7/2/18	7,498
8,000	DigitalGlobe, Inc., 144a,
	5.250%, 2/1/21	7,800
13,000	Dynacast International LLC / Dynacast
	Finance, Inc., 9.250%, 7/15/19	14,332
3,000	Gibraltar Industries, Inc.,
	6.250%, 2/1/21	3,082
14,000	Griffon Corp., 7.125%, 4/1/18	14,840
20,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	21,350
14,000	JM Huber Corp., 144a,
	9.875%, 11/1/19	16,082
30,000	Martin Midstream Partners LP / Martin
	Midstream Finance Corp.,
	7.250%, 2/15/21	30,600
5,000	Nielsen Co. Luxembourg SARL (The)
	(Luxembourg), 144a,
	5.500%, 10/1/21	5,075
13,000	Nielsen Finance LLC / Nielsen Finance
	Co., 4.500%, 10/1/20	12,642
180,000	Norfolk Southern Corp.,
	5.750%, 4/1/18	205,077
200,000	Republic Services, Inc., 3.550%, 6/1/22	192,847
2,000	RR Donnelley & Sons Co.,
	7.250%, 5/15/18	2,270
25,000	Stackpole International Intermediate /
	Stackpole International Powder
	(Luxembourg), 144a,
	7.750%, 10/15/21	26,000
23,000	Titan International, Inc., 144a,
	6.875%, 10/1/20	23,978
80,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	88,900
175,000	Xstrata Finance Canada Ltd. (Canada),
	144a, 3.600%, 1/15/17	182,537
		1,544,985

	Consumer Staples — 2.8%
190,000	Anheuser-Busch InBev Worldwide,
	Inc., 8.200%, 1/15/39	277,886
9,000	ARAMARK Corp., 144a,
	5.750%, 3/15/20	9,405
30,000	BI-LO LLC / BI-LO Finance Corp., 144a,
	9.250%, 2/15/19	33,150
295,000	Cargill, Inc., 144a, 1.900%, 3/1/17	295,573
50,000	Constellation Brands, Inc.,
	3.750%, 5/1/21	47,000
240,000	CVS Caremark Corp., 2.250%, 12/5/18	239,930
37,000	Del Monte Corp., 7.625%, 2/15/19	38,434
10,000	Ingles Markets, Inc., 5.750%, 6/15/23	9,800

36

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 42.1% (Continued)

	Consumer Staples — (Continued)
$64,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 7.250%, 6/1/21	$66,720
20,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 8.250%, 2/1/20	21,700
155,000	Kraft Foods Group, Inc.,
	6.875%, 1/26/39	188,765
57,000	Post Holdings, Inc., 7.375%, 2/15/22	60,990
32,000	Smithfield Foods, Inc., 6.625%, 8/15/22	33,920
25,000	Sun Merger Sub, Inc., 144a,
	5.250%, 8/1/18	26,188
		1,349,461

	Utilities — 2.7%
45,000	AES Corp. (The), 8.000%, 10/15/17	52,875
24,000	Calpine Corp., 144a, 7.500%, 2/15/21	26,190
11,000	Calpine Corp., 144a, 7.875%, 7/31/20	12,045
65,000	CenterPoint Energy, Inc.,
	5.950%, 2/1/17	72,882
155,000	CMS Energy Corp., 8.750%, 6/15/19	196,055
180,000	Dominion Resources, Inc.,
	5.950%, 6/15/35	198,688
18,000	DPL, Inc., 7.250%, 10/15/21	18,225
50,000	Illinois Power Generating Co.,
	7.000%, 4/15/18†	42,750
107,000	InterGen NV (Netherlands), 144a,
	7.000%, 6/30/23	110,745
145,000	NextEra Energy Capital Holdings, Inc.,
	6.350%, 10/1/66(A)	145,000
10,000	NGL Energy Partners LP / NGL Energy
	Finance Corp., 144a,
	6.875%, 10/15/21	10,250
200,000	NRG Energy, Inc., 6.625%, 3/15/23	201,500
165,000	PPL Energy Supply LLC,
	6.500%, 5/1/18	183,545
17,000	Rockies Express Pipeline LLC, 144a,
	6.000%, 1/15/19	15,725
17,000	Sabine Pass Liquefaction LLC, 144a,
	5.625%, 2/1/21	16,618
29,000	Sabine Pass LNG LP, 6.500%, 11/1/20	30,088
		1,333,181

	Health Care — 2.6%
17,000	Accellent, Inc., 8.375%, 2/1/17	17,786
24,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	24,900
20,000	HCA, Inc., 5.875%, 3/15/22	20,650
223,000	HCA, Inc., 5.875%, 5/1/23	220,212
56,000	HCA, Inc., 6.500%, 2/15/20	61,530
120,000	Health Management Associates, Inc.,
	7.375%, 1/15/20	134,250
27,000	Kindred Healthcare, Inc.,
	8.250%, 6/1/19	28,755
55,000	ResCare, Inc., 10.750%, 1/15/19	61,600
82,000	Select Medical Corp., 6.375%, 6/1/21	80,155
55,000	Tenet Healthcare Corp., 144a,
	6.000%, 10/1/20	57,406
275,000	Thermo Fisher Scientific, Inc.,
	2.400%, 2/1/19	272,440
29,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	30,595
31,000	Valeant Pharmaceuticals International,
	144a, 6.375%, 10/15/20	32,666
38,000	Valeant Pharmaceuticals International,
	144a, 6.750%, 8/15/18	41,752
185,000	Ventas Realty LP, 1.550%, 9/26/16	186,313
		1,271,010

	Telecommunication Services — 2.5%
145,000	AT&T, Inc., 5.500%, 2/1/18	163,224
2,000	CenturyLink, Inc., 5.800%, 3/15/22	1,975
45,000	CenturyLink, Inc., 6.450%, 6/15/21	46,800
15,000	Crown Castle International Corp.,
	5.250%, 1/15/23	14,700
30,000	Frontier Communications Corp.,
	8.125%, 10/1/18	34,275
40,000	Frontier Communications Corp.,
	8.500%, 4/15/20	44,800
13,000	MetroPCS Wireless, Inc., 144a,
	6.250%, 4/1/21	13,488
9,000	Softbank Corp., 144a, 4.500%, 4/15/20	8,775
12,000	Sprint Capital Corp., 6.875%, 11/15/28	11,310
10,000	Sprint Nextel Corp., 144a,
	7.000%, 3/1/20	11,150
66,000	Sprint Nextel Corp., 144a,
	9.000%, 11/15/18	79,530
23,000	Telecom Italia Capital SA
	(Luxembourg), 6.999%, 6/4/18	25,472
20,000	T-Mobile USA, Inc., 6.125%, 1/15/22	20,350
27,000	T-Mobile USA, Inc., 6.464%, 4/28/19	28,688
33,000	T-Mobile USA, Inc., 6.542%, 4/28/20	35,062
2,000	T-Mobile USA, Inc., 6.836%, 4/28/23	2,075
151,000	UPCB Finance V Ltd. (Cayman Islands),
	144a, 7.250%, 11/15/21	163,835
15,000	UPCB Finance VI Ltd. (Cayman Islands),
	144a, 6.875%, 1/15/22	15,938
275,000	Verizon Communications, Inc.,
	6.250%, 4/1/37	304,745
14,000	Wind Acquisition Finance SA
	(Luxembourg), 144a,
	7.250%, 2/15/18	14,665
150,000	Windstream Corp., 7.875%, 11/1/17	171,375
		1,212,232

	Information Technology — 1.9%
30,000	Activision Blizzard, Inc., 144a,
	5.625%, 9/15/21	31,050
450,000	Apple, Inc., 1.000%, 5/3/18	435,126
12,000	Audatex North America, Inc., 144a,
	6.000%, 6/15/21	12,570
50,000	Equinix, Inc., 7.000%, 7/15/21	54,625
8,000	Fidelity National Information Services,
	Inc., 5.000%, 3/15/22	8,170

37

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 42.1% (Continued)

	Information Technology — (Continued)
$5,000	Hughes Satellite Systems Corp.,
	6.500%, 6/15/19	$5,412
100,000	Intel Corp., 3.300%, 10/1/21	99,349
125,000	Oracle Corp., 3.875%, 7/15/20	131,932
30,000	Seagate HDD Cayman (Cayman
	Islands), 6.875%, 5/1/20	32,438
3,000	Sensata Technologies BV
	(Netherlands), 144a,
	4.875%, 10/15/23	2,820
80,000	Viasat, Inc., 6.875%, 6/15/20	84,600
		898,092

	Materials — 1.8%
36,000	Aleris International, Inc.,
	7.625%, 2/15/18	38,070
12,000	ArcelorMittal (Luxembourg),
	5.750%, 8/5/20	12,750
175,000	Barrick Gold Corp. (Canada),
	3.850%, 4/1/22	157,610
20,000	Barrick Gold Corp. (Canada),
	4.100%, 5/1/23	18,078
33,000	Cascades, Inc. (Canada),
	7.875%, 1/15/20	35,310
155,000	Domtar Corp., 10.750%, 6/1/17	193,458
57,000	FMG Resources August 2006 Pty Ltd.
	(Australia), 144a, 6.875%, 4/1/22	62,130
42,000	HudBay Minerals, Inc. (Canada),
	9.500%, 10/1/20	43,155
18,000	Koppers, Inc., 7.875%, 12/1/19	19,440
175,000	LyondellBasell Industries N.V.
	(Netherlands), 6.000%, 11/15/21	201,270
7,000	Novelis, Inc. (Canada),
	8.375%, 12/15/17	7,472
21,000	PolyOne Corp., 5.250%, 3/15/23	20,475
37,000	Tembec Industries, Inc. (Canada),
	11.250%, 12/15/18	40,515
12,000	Texas Industries, Inc., 9.250%, 8/15/20	13,365
4,000	Vulcan Materials Co., 7.500%, 6/15/21	4,560
		867,658
	Total Corporate Bonds	$20,361,542

	U.S. Government Mortgage-Backed Obligations — 25.6%
91,144	FHLMC, Pool #A56988, 5.500%, 2/1/37	99,336
273,625	FHLMC, Pool #A95946, 4.000%, 1/1/41	281,248
294,704	FHLMC, Pool #A96485, 4.500%, 1/1/41	312,911
146,876	FHLMC, Pool #G03217, 5.500%, 9/1/37	160,283
65,850	FHLMC, Pool #G03781, 6.000%, 1/1/38	72,582
154,402	FHLMC, Pool #G06031, 5.500%, 3/1/40	168,278
35,350	FNMA, Pool #254759, 4.500%, 6/1/18	37,620
15,245	FNMA, Pool #535290, 8.000%, 5/1/30	17,757
10,873	FNMA, Pool #561741, 7.500%, 1/1/31	12,469
39,139	FNMA, Pool #889734, 5.500%, 6/1/37	43,000
125,260	FNMA, Pool #899079, 5.000%, 3/1/37	135,760
53,694	FNMA, Pool #933806, 5.000%, 5/1/38	58,321
25,072	FNMA, Pool #974401, 4.500%, 4/1/23	27,140
41,218	FNMA, Pool #974403, 4.500%, 4/1/23	44,818
69,181	FNMA, Pool #984256, 5.000%, 6/1/23	74,164
50,766	FNMA, Pool #995220, 6.000%, 11/1/23	55,307
48,446	FNMA, Pool #995472, 5.000%, 11/1/23	52,250
191,192	FNMA, Pool #AB1149, 5.000%, 6/1/40	208,457
130,782	FNMA, Pool #AB1800, 4.000%, 11/1/40	134,903
979,234	FNMA, Pool #AB5910, 3.000%, 8/1/32	966,610
107,847	FNMA, Pool #AB5989, 2.500%, 8/1/27	107,105
258,780	FNMA, Pool #AD3795, 4.500%, 4/1/40	274,173
414,286	FNMA, Pool #AD9150, 5.000%, 8/1/40	451,372
628,808	FNMA, Pool #AE0548, 4.500%, 11/1/40	666,260
93,974	FNMA, Pool #AE0831, 6.000%, 9/1/39	104,080
358,689	FNMA, Pool #AE4429, 4.000%, 10/1/40	369,464
41,928	FNMA, Pool #AH2666, 4.000%, 1/1/26	44,459
69,639	FNMA, Pool #AH3493, 4.000%, 2/1/26	73,842
212,306	FNMA, Pool #AI0805, 4.500%, 7/1/41	225,045
172,456	FNMA, Pool #AI2999, 3.500%, 6/1/26	180,430
134,144	FNMA, Pool #AI6697, 3.000%, 9/1/26	136,984
610,121	FNMA, Pool #AJ5457, 4.000%, 11/1/41	628,917
715,160	FNMA, Pool #AL0054, 4.500%, 2/1/41	757,957
166,623	FNMA, Pool #AL2663, 4.000%, 1/1/26	176,637
511,673	FNMA, Pool #AL3318, 3.500%, 3/1/43	509,452
424,307	FNMA, Pool #AU3789, 2.500%, 8/1/28	420,420
402,443	FNMA, Pool #MA0885, 3.500%, 10/1/31	417,019
531,371	FNMA, Pool #MA1175, 3.000%, 9/1/42	505,005
733,073	FNMA, Pool #MA1543, 3.500%, 8/1/33	746,467
1,232	GNMA, Pool #434792, 8.000%, 7/15/30	1,286
673,243	GNMA, Pool #4853, 4.000%, 11/20/40	701,245
466,227	GNMA, Pool #4883, 4.500%, 12/20/40	500,517
219,048	GNMA, Pool #736696, 4.500%, 5/15/40	234,249
40,050	GNMA, Pool #748495, 4.000%, 8/15/40	41,673
16,545	GNMA, Pool #8503, 1.625%, 9/20/24(A)	17,187
566,969	GNMA, Pool #AD1745, 3.000%, 2/20/43	548,948
573,338	GNMA, Pool #MA1157, 3.500%, 7/20/43	579,298
	Total U.S. Government Mortgage-Backed Obligations	$12,382,705

	U.S. Treasury Obligations — 14.2%
1,160,000	U.S. Treasury Note, 0.375%, 6/30/15	1,162,401
920,000	U.S. Treasury Note, 0.875%, 9/15/16	925,464
2,180,000	U.S. Treasury Note, 2.750%, 11/15/23	2,132,653
2,730,000	United States Treasury Inflation
	Indexed Bonds, 0.375%, 7/15/23	2,642,541
	Total U.S. Treasury Obligations	$6,863,059

	Commercial Mortgage-Backed Securities — 6.6%
241,402	Banc of America Merrill Lynch
	Commercial Mortgage Trust 2006-2,
	Ser 2006-2, Class A3,
	5.706%, 5/10/45(A)	242,748

38

Touchstone Core Bond Fund (Continued)

Principal		Market
Amount		Value

	Commercial Mortgage-Backed Securities — 6.6% (Continued)
$365,000	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2006-6, Class A3, 5.369%, 10/10/45	$372,974
303,922	Banc of America Merrill Lynch
	Commercial Mortgage, Inc., Ser
	2007-2, Class AAB,
	5.573%, 4/10/49(A)	318,696
110,468	Bear Stearns Commercial Mortgage
	Securities, Ser 2006-PW12, Class
	AAB, 5.687%, 9/11/38(A)††	110,603
237,877	First Union Commercial Mortgage
	Trust, Ser 1999-C1, Class F, 144a,
	5.350%, 10/15/35	245,044
192,963	GS Mortgage Securities Corp. II, Ser
	2006-GG8, Class AAB,
	5.535%, 11/10/39	196,104
375,000	Hilton USA Trust, Ser 2013-HLF, Class
	AFL, 144a, 1.169%, 11/5/30(A)	375,375
457,940	JP Morgan Chase Commercial
	Mortgage Securities Trust
	2007-LDP10, Ser 2007-LDPX, Class
	A2, 5.434%, 1/15/49	472,303
449,511	Merrill Lynch/Countrywide
	Commercial Mortgage Trust, Ser
	2007-5, Class ASB, 5.362%, 8/12/48	460,942
152,222	Morgan Stanley Capital I, Ser
	2007-T25, Class AAB,
	5.508%, 11/12/49	155,097
240,727	Wachovia Bank Commercial Mortgage
	Trust, Ser 2007-C34, Class APB,
	5.617%, 5/15/46††	246,339
	Total Commercial Mortgage-Backed Securities	$3,196,225

	Asset-Backed Securities — 3.5%
375,000	Chrysler Capital Auto Receivables
	Trust, Ser 2013-AA, Class A3, 144a,
	0.910%, 4/16/18	375,796
332,501	Countrywide Asset-Backed
	Certificates, Ser 2007-S1, Class A5,
	6.018%, 11/25/36(A)	241,592
530,000	First Investors Auto Owner Trust, Ser
	2013-3A, Class A3, 144a,
	1.440%, 10/15/19	528,490
277,602	Marriott Vacation Club Owner Trust,
	Ser 2009-2A, Class A, 144a,
	4.809%, 7/20/31	285,614
275,000	Santander Drive Auto Receivables
	Trust, Ser 2013-5, Class A3,
	0.820%, 2/15/18	274,841
	Total Asset-Backed Securities	$1,706,333

	Non-Agency Collateralized Mortgage Obligations — 1.6%
70,789	Deutsche ALT-A Securities, Inc.
	Alternate Loan Trust, Ser 2003-2XS,
	Class A6, 4.970%, 9/25/33(B)	72,931
276,626	Deutsche ALT-A Securities, Inc.
	Alternate Loan Trust, Ser 2005-3,
	Class 4A4, 5.250%, 6/25/35	275,871
180,418	Residential Asset Securitization Trust,
	Ser 2006-A1, Class 1A3,
	6.000%, 4/25/36	148,654
198,032	Structured Asset Securities Corp., Ser
	2005-17, Class 5A1,
	5.500%, 10/25/35	178,052
121,938	Washington Mutual Alternative
	Mortgage Pass-Through
	Certificates, Ser 2005-9, Class 2A4,
	5.500%, 11/25/35††	101,838
	Total Non-Agency Collateralized Mortgage Obligations	$777,346

	Municipal Bonds — 1.3%

	California—0.4%
180,000	California St, UTGO, Ser 2009,
	5.950%, 4/1/16	199,298

	Georgia—0.4%
190,000	Municipal Electric Auth. of Georgia
	Rev, Ser 2010, 6.655%, 4/1/57	198,531

	Ohio—0.5%
275,000	JobsOhio Beverage System, Ser B,
	4.532%, 1/1/35	252,802
	Total Municipal Bonds	$650,631

	Agency Collateralized Mortgage Obligations — 1.0%
450,000	FHLMC Multifamily Structured Pass
	Through Certificates, Ser K501 Class
	A2, 1.655%, 11/25/16	456,282
18,653	GNMA, Ser 2003-11, Class GJ,
	4.000%, 10/17/29	19,636
	Total Agency Collateralized Mortgage Obligations	$475,918

	Sovereign Bond — 0.5%
260,000	Province of Ontario Canada, 2.450%,
	6/29/22	240,440

39

Touchstone Core Bond Fund (Continued)

		Market
Shares		Value

	Investment Funds — 3.2%
43,931	Invesco Government & Agency
	Portfolio, Institutional Class,0.03%**Ω	$43,931
1,520,880	Touchstone Institutional Money
	Market Fund, 0.01%^Ω	1,520,880
	Total Investment Funds	$1,564,811

	Total Investment Securities —99.6%
	(Cost $48,060,992)	$48,219,010

	Other Assets in
	Excess of Liabilities — 0.4%	169,389

	Net Assets — 100.0%	$48,388,399

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2013.

(B)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect at December 31, 2013.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2013 was $42,323.

††	The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Portfolio Abbreviations:

FHLMC - Federal Home Loan Mortgage Association

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

LLC - Limited Liability Company

LP - Limited Partnership

MTN -Medium Term Note

PLC - Public Limited Company

UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities were valued at $5,541,940 or 11.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$20,361,542	$—	$20,361,542
U.S. Government Mortgage-Backed Obligations	—	12,382,705	—	12,382,705
U.S. Treasury Obligations	—	6,863,059	—	6,863,059
Commercial Mortgage-Backed Securities	—	3,196,225	—	3,196,225
Asset-Backed Securities	—	1,706,333	—	1,706,333
Non-Agency Collateralized Mortgage Obligations	—	777,346	—	777,346
Municipal Bonds	—	650,631	—	650,631
Agency Collateralized Mortgage Obligations	—	475,918	—	475,918
Sovereign Bond	—	240,440	—	240,440
Investment Funds	1,564,811	—	—	1,564,811
				$48,219,010

See accompanying Notes to Financial Statements.

40

Portfolio of Investments

Touchstone High Yield Fund – December 31, 2013

Principal		Market
Amount		Value

	Corporate Bonds— 97.5%

	Energy — 21.9%
$50,000	Access Midstream Partners LP / ACMP
	Finance Corp., 4.875%, 5/15/23	$48,250
18,000	Access Midstream Partners LP / ACMP
	Finance Corp., 6.125%, 7/15/22	19,260
108,000	Atlas Pipeline Partners LP / Atlas
	Pipeline Finance Corp.,
	6.625%, 10/1/20	112,860
70,000	Basic Energy Services, Inc.,
	7.750%, 2/15/19	73,150
44,000	Basic Energy Services, Inc.,
	7.750%, 10/15/22	45,430
109,000	Bill Barrett Corp., 7.000%, 10/15/22	113,088
7,000	Calfrac Holdings LP, 144a,
	7.500%, 12/1/20	7,139
131,000	Carrizo Oil & Gas, Inc., 7.500%, 9/15/20	143,445
17,000	Carrizo Oil & Gas, Inc.,
	8.625%, 10/15/18	18,402
14,000	Clayton Williams Energy, Inc.,
	7.750%, 4/1/19†	14,385
36,000	Clayton Williams Energy, Inc., 144a,
	7.750%, 4/1/19	36,990
32,000	Cloud Peak Energy Resources LLC /
	Cloud Peak Energy Finance Corp.,
	8.500%, 12/15/19	34,720
16,000	CONSOL Energy, Inc., 8.000%, 4/1/17	16,860
16,000	CONSOL Energy, Inc., 8.250%, 4/1/20	17,320
86,000	Crestwood Midstream Partners LP /
	Crestwood Midstream Finance
	Corp., 144a, 6.125%, 3/1/22	88,150
134,000	Drill Rigs Holdings, Inc., 144a,
	6.500%, 10/1/17	144,720
46,000	Enterprise Products Operating LLC,
	7.000%, 6/1/67(A)	47,092
110,000	Expro Finance Luxembourg SCA, 144a,
	8.500%, 12/15/16	114,675
25,000	Exterran Holdings, Inc.,
	7.250%, 12/1/18	26,406
148,000	Exterran Partners LP / EXLP Finance
	Corp., 144a, 6.000%, 4/1/21	146,890
9,000	Forest Oil Corp., 7.250%, 6/15/19	8,764
171,000	Genesis Energy LP / Genesis Energy
	Finance Corp., 5.750%, 2/15/21	172,924
49,000	Gibson Energy, Inc. (Canada), 144a,
	6.750%, 7/15/21	51,818
22,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 7.625%, 4/15/21	23,870
12,000	Hilcorp Energy I LP / Hilcorp Finance
	Co., 144a, 8.000%, 2/15/20	12,990
39,000	Hornbeck Offshore Services, Inc.,
	5.000%, 3/1/21	38,220
52,000	Key Energy Services, Inc.,
	6.750%, 3/1/21	53,300
32,000	Linn Energy LLC / Linn Energy Finance
	Corp., 8.625%, 4/15/20	34,560
78,000	Linn Energy LLC / Linn Energy Finance
	Corp., 144a, 7.000%, 11/1/19	78,780
250,000	MEG Energy Corp. (Canada), 144a,
	6.500%, 3/15/21	263,125
28,000	Newfield Exploration Co.,
	5.625%, 7/1/24	27,860
40,000	Oasis Petroleum, Inc., 144a,
	6.875%, 3/15/22	42,400
42,000	Pacific Drilling SA, 144a,
	5.375%, 6/1/20	42,210
170,000	Pacific Drilling V Ltd., 144a,
	7.250%, 12/1/17	183,600
56,000	Peabody Energy Corp.,
	6.000%, 11/15/18	59,640
100,000	Pioneer Energy Services Corp.,
	9.875%, 3/15/18	106,000
93,000	Plains Exploration & Production Co.,
	6.875%, 2/15/23	103,695
33,000	QEP Resources, Inc., 6.800%, 3/1/20	34,588
96,000	Sabine Pass Liquefaction LLC, 144a,
	5.625%, 2/1/21	93,840
168,000	SandRidge Energy, Inc.,
	8.750%, 1/15/20	181,020
82,000	SemGroup LP, 144a, 7.500%, 6/15/21	86,715
46,000	SESI LLC, 7.125%, 12/15/21	51,290
27,000	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp., 144a,
	5.875%, 10/1/20	27,608
200,000	Tullow Oil PLC, 144a, 6.000%, 11/1/20	203,000
		3,251,049

	Consumer Discretionary — 19.3%
64,000	Albea Beauty Holdings SA, 144a,
	8.375%, 11/1/19	66,560
139,000	AMC Networks, Inc., 7.750%, 7/15/21	156,375
33,000	American Axle & Manufacturing, Inc.,
	6.250%, 3/15/21	35,062
38,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.500%, 4/30/21	39,045
35,000	CCO Holdings LLC / CCO Holdings
	Capital Corp., 6.625%, 1/31/22	36,050
53,000	Cequel Communications Holdings I
	LLC / Cequel Capital Corp., 144a,
	6.375%, 9/15/20	54,325
52,000	Cogeco Cable, Inc. (Canada), 144a,
	4.875%, 5/1/20	50,180
173,000	Delphi Corp., 5.000%, 2/15/23	177,974
19,000	DISH DBS Corp., 5.875%, 7/15/22	19,000
35,000	DISH DBS Corp., 7.875%, 9/1/19	40,075
226,000	Goodyear Tire & Rubber Co. (The),
	8.750%, 8/15/20	264,420
40,000	KB Home, 7.000%, 12/15/21	41,700
50,000	Lamar Media Corp., 5.875%, 2/1/22	51,250
96,000	Libbey Glass, Inc., 6.875%, 5/15/20	103,680
127,000	LKQ Corp., 144a, 4.750%, 5/15/23	118,110
32,000	Ltd. Brands, Inc., 5.625%, 2/15/22	32,720
17,000	Ltd. Brands, Inc., 6.950%, 3/1/33	16,745

41

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 97.5% (Continued)

	Consumer Discretionary — (Continued)
$105,000	Meritage Homes Corp.,
	7.150%, 4/15/20	$113,400
163,000	Quebecor Media, Inc. (Canada),
	5.750%, 1/15/23	157,702
41,000	Reynolds Group Issuer, Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu, 6.875%, 2/15/21	44,178
57,000	Royal Caribbean Cruises Ltd.,
	5.250%, 11/15/22	57,000
91,000	RSI Home Products, Inc., 144a,
	6.875%, 3/1/18	95,322
63,000	Sabre, Inc., 144a, 8.500%, 5/15/19	69,930
85,000	Service Corp. International/US,
	8.000%, 11/15/21	97,538
10,000	Service Corp. International/US, 144a,
	5.375%, 1/15/22	10,125
22,000	Sinclair Television Group, Inc.,
	5.375%, 4/1/21	21,670
103,000	Sinclair Television Group, Inc.,
	6.125%, 10/1/22	104,030
145,000	Sirius XM Radio, Inc., 144a,
	4.250%, 5/15/20	137,025
101,000	Sirius XM Radio, Inc., 144a,
	5.250%, 8/15/22	102,010
71,000	Stackpole International Intermediate /
	Stackpole International Powder
	(Luxembourg), 144a,
	7.750%, 10/15/21	73,840
150,000	Stewart Enterprises, Inc.,
	6.500%, 4/15/19	159,000
150,000	StoneMor Partners LP / Cornerstone
	Family Services of WV, 144a,
	7.875%, 6/1/21	156,000
38,000	Taylor Morrison Communities, Inc. /
	Monarch Communities Inc., 144a,
	7.750%, 4/15/20	41,800
41,000	Tenneco, Inc., 6.875%, 12/15/20	44,792
33,000	Tomkins LLC / Tomkins, Inc.,
	9.000%, 10/1/18	36,135
25,000	TRW Automotive, Inc., 144a,
	4.500%, 3/1/21	25,250
26,000	Virgin Media Secured Finance PLC
	(United Kingdom), 144a,
	5.375%, 4/15/21	26,000
		2,876,018

	Industrials — 11.1%
77,000	Allegion US Holding Co., Inc., 144a,
	5.750%, 10/1/21	80,080
100,000	Alliant Techsystems, Inc., 144a,
	5.250%, 10/1/21	100,250
40,000	American Airlines 2013-2 Class B Pass
	Through Trust, 144a,
	5.600%, 7/15/20	40,400
189,000	Amsted Industries, Inc., 144a,
	8.125%, 3/15/18	199,159
26,000	Belden, Inc., 144a, 5.500%, 9/1/22	25,480
95,000	Bombardier, Inc., 144a,
	6.125%, 1/15/23	94,288
25,000	Bombardier, Inc., 144a,
	7.750%, 3/15/20	28,375
15,000	BWAY Holding Co., 10.000%, 6/15/18	16,275
120,000	Calcipar SA, 144a, 6.875%, 5/1/18	127,200
24,000	Case New Holland, Inc.,
	7.875%, 12/1/17	28,320
106,997	Continental Airlines 2003-ERJ1 Pass
	Through Trust, Ser RJ03,
	7.875%, 7/2/18	115,289
30,000	DigitalGlobe, Inc., 144a,
	5.250%, 2/1/21	29,250
75,000	Dynacast International LLC / Dynacast
	Finance, Inc., 9.250%, 7/15/19	82,688
27,000	Griffon Corp., 7.125%, 4/1/18	28,620
95,000	JB Poindexter & Co., Inc., 144a,
	9.000%, 4/1/22	101,412
173,000	JM Huber Corp., 144a,
	9.875%, 11/1/19	198,734
144,000	Martin Midstream Partners LP / Martin
	Midstream Finance Corp.,
	7.250%, 2/15/21	146,880
83,000	Nielsen Co. Luxembourg SARL (The)
	(Luxembourg), 144a,
	5.500%, 10/1/21	84,245
25,000	Nielsen Finance LLC / Nielsen Finance
	Co., 4.500%, 10/1/20	24,312
10,000	RR Donnelley & Sons Co.,
	7.250%, 5/15/18	11,350
15,000	Titan International, Inc., 144a,
	6.875%, 10/1/20	15,638
1,000	United Rentals North America, Inc.,
	7.375%, 5/15/20	1,109
57,000	United Rentals North America, Inc.,
	7.625%, 4/15/22	63,341
		1,642,695

	Health Care — 9.6%
102,000	Accellent, Inc., 8.375%, 2/1/17	106,718
171,000	CHS / Community Health Systems,
	Inc., 7.125%, 7/15/20	177,412
14,000	HCA, Inc., 5.875%, 5/1/23	13,825
257,000	HCA, Inc., 6.500%, 2/15/20	282,379
100,000	Health Management Associates, Inc.,
	7.375%, 1/15/20	111,875
82,000	Kindred Healthcare, Inc.,
	8.250%, 6/1/19	87,330
18,000	Salix Pharmaceuticals Ltd., 144a,
	6.000%, 1/15/21	18,450
91,000	Select Medical Corp., 6.375%, 6/1/21	88,952
192,000	Tenet Healthcare Corp., 144a,
	6.000%, 10/1/20	200,400

42

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 97.5% (Continued)

	Health Care — (Continued)
$190,000	Universal Hospital Services, Inc.,
	7.625%, 8/15/20	$200,450
59,000	Valeant Pharmaceuticals International,
	144a, 6.375%, 10/15/20	62,171
71,000	Valeant Pharmaceuticals International,
	144a, 6.750%, 8/15/18	78,011
		1,427,973

	Telecommunication Services — 7.6%
17,000	CenturyLink, Inc., 5.800%, 3/15/22	16,788
17,000	CenturyLink, Inc., 6.450%, 6/15/21	17,680
31,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	33,558
73,000	Crown Castle International Corp.,
	5.250%, 1/15/23	71,540
56,000	Frontier Communications Corp.,
	8.500%, 4/15/20	62,720
109,000	GCI, Inc., 8.625%, 11/15/19	115,812
42,000	Intelsat Jackson Holdings SA,
	7.250%, 10/15/20	45,938
15,000	MetroPCS Wireless, Inc., 144a,
	6.250%, 4/1/21	15,562
75,000	Softbank Corp., 144a, 4.500%, 4/15/20	73,125
58,000	Sprint Capital Corp., 6.875%, 11/15/28	54,665
100,000	Sprint Communications, Inc., 144a,
	7.000%, 3/1/20	111,500
67,000	Sprint Communications, Inc., 144a,
	9.000%, 11/15/18	80,735
21,000	T-Mobile USA, Inc., 6.125%, 1/15/22	21,368
7,000	T-Mobile USA, Inc., 6.464%, 4/28/19	7,438
112,000	T-Mobile USA, Inc., 6.542%, 4/28/20	119,000
13,000	T-Mobile USA, Inc., 6.836%, 4/28/23	13,488
5,000	T-Mobile USA, Inc., 144a,
	5.250%, 9/1/18	5,262
6,000	UPCB Finance V Ltd., 144a,
	7.250%, 11/15/21	6,509
104,000	UPCB Finance VI Ltd., 144a,
	6.875%, 1/15/22	110,500
99,000	Wind Acquisition Finance SA, 144a,
	7.250%, 2/15/18	103,702
44,000	Windstream Corp., 7.750%, 10/15/20	46,695
		1,133,585

	Materials — 7.4%
73,000	Aleris International, Inc.,
	7.625%, 2/15/18	77,198
51,000	ArcelorMittal, 5.750%, 8/5/20	54,188
32,000	Barrick Gold Corp. (Canada),
	4.100%, 5/1/23	28,925
141,000	Cascades, Inc., 7.875%, 1/15/20	150,870
44,000	FMG Resources August 2006 Pty Ltd.,
	144a, 6.875%, 4/1/22	47,960
67,000	HudBay Minerals, Inc. (Canada),
	9.500%, 10/1/20	68,842
110,000	JMC Steel Group, Inc., 144a,
	8.250%, 3/15/18	111,100
136,000	Koppers, Inc., 7.875%, 12/1/19	146,880
139,000	PolyOne Corp., 5.250%, 3/15/23	135,525
79,000	Steel Dynamics, Inc., 5.250%, 4/15/23	79,000
174,000	Tembec Industries, Inc.,
	11.250%, 12/15/18	190,530
9,000	Vulcan Materials Co., 7.500%, 6/15/21	10,259
		1,101,277

	Financials — 7.4%
100,000	Ally Financial, Inc., 8.000%, 11/1/31	119,000
108,000	CIT Group, Inc., 5.000%, 8/15/22	105,300
107,000	Credit Acceptance Corp.,
	9.125%, 2/1/17	112,350
83,000	International Lease Finance Corp.,
	5.875%, 8/15/22	82,792
113,000	International Lease Finance Corp.,
	6.250%, 5/15/19	122,322
49,000	MPT Operating Partnership LP / MPT
	Finance Corp., 6.375%, 2/15/22	50,715
45,000	MPT Operating Partnership LP / MPT
	Finance Corp., 6.875%, 5/1/21	48,150
147,000	Omega Healthcare Investors, Inc.,
	6.750%, 10/15/22	159,679
26,000	PHH Corp., 6.375%, 8/15/21	26,000
141,000	PHH Corp., 7.375%, 9/1/19	150,518
100,000	SLM Corp. MTN, 8.450%, 6/15/18	116,500
		1,093,326

	Consumer Staples — 5.6%
60,000	ARAMARK Corp., 144a,
	5.750%, 3/15/20	62,700
53,000	BI-LO LLC / BI-LO Finance Corp., 144a,
	9.250%, 2/15/19	58,565
99,000	Constellation Brands, Inc.,
	3.750%, 5/1/21	93,060
30,000	Ingles Markets, Inc., 5.750%, 6/15/23	29,400
222,000	JBS USA LLC / JBS USA Finance, Inc.,
	144a, 7.250%, 6/1/21	231,435
220,000	Post Holdings, Inc., 7.375%, 2/15/22	235,400
35,000	Smithfield Foods, Inc., 6.625%, 8/15/22	37,100
88,000	Sun Merger Sub, Inc., 144a,
	5.250%, 8/1/18	92,180
		839,840

	Utilities — 4.7%
245,000	Calpine Corp., 144a, 7.875%, 1/15/23	267,662
159,000	DPL, Inc., 7.250%, 10/15/21	160,988
48,000	InterGen NV (Netherlands), 144a,
	7.000%, 6/30/23	49,680
21,000	NRG Energy, Inc., 7.875%, 5/15/21	23,258
197,000	Sabine Pass LNG LP, 6.500%, 11/1/20	204,388
		705,976

	Information Technology — 2.9%
100,000	Audatex North America, Inc., 144a,
	6.000%, 6/15/21	104,750

43

Touchstone High Yield Fund (Continued)

Principal		Market
Amount		Value

	Corporate Bonds — 97.5% (Continued)

	Information Technology — (Continued)
$42,000	Equinix, Inc., 4.875%, 4/1/20	$41,790
75,000	Equinix, Inc., 5.375%, 4/1/23	73,312
40,000	Fidelity National Information Services,
	Inc., 5.000%, 3/15/22	40,850
31,000	Hughes Satellite Systems Corp.,
	6.500%, 6/15/19	33,558
80,000	IAC/InterActiveCorp, 144a,
	4.875%, 11/30/18	81,800
24,000	Sensata Technologies BV
	(Netherlands), 144a,
	4.875%, 10/15/23	22,560
25,000	ViaSat, Inc., 6.875%, 6/15/20	26,438
		425,058
	Total Corporate Bonds	$14,496,797

Shares

	Investment Funds — 1.3%
14,796	Invesco Government & Agency
	Portfolio, Institutional Class, 0.03%**Ω	14,796
171,791	Touchstone Institutional Money
	Market Fund, 0.01%^Ω	171,791
	Total Investment Funds	$186,587

	Total Investment Securities —98.8%
	(Cost $14,294,168)	$14,683,384

	Other Assets in
	Excess of Liabilities — 1.2%	180,685

	Net Assets — 100.0%	$14,864,069

(A)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2013.

**	Represents collateral for securities loaned.

^	Affiliated Fund See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2013 was $14,241.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Portfolio Abbreviations:

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

PLC - Public Limited Company

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities were valued at $5,908,687 or 39.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$14,496,797	$—	$14,496,797
Investment Funds	186,587	—	—	186,587
				$14,683,384

See accompanying Notes to Financial Statements.

44

Portfolio of Investments

Touchstone Large Cap Core Equity Fund – December 31, 2013

		Market
	Shares	Value

Common Stocks— 97.1%

Financials — 22.6%
Aflac, Inc.	9,007	$601,668
American Express Co.	8,134	737,998
Ameriprise Financial, Inc.	9,070	1,043,504
Bank of America Corp.	51,510	802,011
BlackRock, Inc.	3,440	1,088,657
Citigroup, Inc.	13,780	718,076
Goldman Sachs Group, Inc. (The)	4,920	872,119
JPMorgan Chase & Co.	14,740	861,995
State Street Corp.	6,626	486,282
US Bancorp	8,530	344,611
Wells Fargo & Co.	16,070	729,578
		8,286,499

Industrials — 15.9%
Danaher Corp.	8,398	648,326
General Electric Co.	30,690	860,241
Illinois Tool Works, Inc.	9,016	758,065
Norfolk Southern Corp.	7,820	725,931
Stanley Black & Decker, Inc.	5,810	468,809
Union Pacific Corp.	5,277	886,536
United Rentals, Inc.*	11,880	926,046
United Technologies Corp.	4,945	562,741
		5,836,695

Information Technology — 15.6%
Cisco Systems, Inc.	29,010	651,274
EMC Corp.	24,680	620,702
Google, Inc. - Class A*	744	833,808
Hewlett-Packard Co.	27,960	782,321
Intel Corp.	32,616	846,711
Oracle Corp.	21,691	829,898
Qualcomm, Inc.	9,996	742,203
TE Connectivity Ltd. (Switzerland)	7,677	423,079
		5,729,996

Health Care — 14.0%
Covidien PLC (Ireland)	8,370	569,997
Express Scripts Holding Co.*	11,692	821,246
McKesson Corp.	4,847	782,306
Merck & Co., Inc.	12,110	606,106
Novartis AG ADR	4,870	391,451
Pfizer, Inc.	22,110	677,229
UnitedHealth Group, Inc.	9,972	750,892
Zimmer Holdings, Inc.	5,710	532,115
		5,131,342

Consumer Discretionary — 13.7%
CBS Corp. - Class B	5,920	377,341
Delphi Automotive PLC (United
Kingdom)	13,720	824,984
DIRECTV*	5,280	364,795
Gannett Co., Inc.	31,110	920,234
Home Depot, Inc. (The)	4,238	348,957
Macy's, Inc.	10,940	584,195
Ross Stores, Inc.	9,508	712,434
Time Warner Cable, Inc.	6,650	901,075
		5,034,015

Energy — 7.0%
Atwood Oceanics, Inc.*	8,930	476,773
Chevron Corp.	5,058	631,795
ConocoPhillips	11,465	810,002
Phillips 66	4,637	357,652
Seadrill Ltd. (Bermuda)†	7,300	299,883
		2,576,105

Consumer Staples — 5.0%
Altria Group, Inc.	14,290	548,593
Philip Morris International, Inc.	6,122	533,410
Walgreen Co.	12,960	744,422
		1,826,425

Telecommunication Services — 1.4%
Vodafone Group PLC ADR	13,036	512,445

Utilities — 1.0%
NextEra Energy, Inc.	4,190	358,748

Materials — 0.9%
CF Industries Holdings, Inc.	1,480	344,899
Total Common Stocks		$35,637,169

Investment Funds— 3.8%
Invesco Government & Agency
Portfolio, Institutional Class, 0.03%**Ω	301,462	301,462
Touchstone Institutional Money Market
Fund, 0.01%^Ω	1,083,495	1,083,500
Total Investment Funds		$1,384,962

Total Investment Securities —100.9%
(Cost $28,526,223)		$37,022,131

Liabilities in Excess of Other Assets — (0.9%)		(324,856)

Net Assets — 100.0%		$36,697,275

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 3, 2013 was $296,268.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

45

Touchstone Large Cap Core Equity Fund (Continued)

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$35,637,169	$—	$—	$35,637,169
Investment Funds	1,384,962	—	—	1,384,962
				$37,022,131

See accompanying Notes to Financial Statements.

46

Portfolio of Investments

Touchstone Mid Cap Growth Fund – December 31, 2013

		Market
	Shares	Value

Common Stocks— 98.9%

Consumer Discretionary — 22.4%
Allison Transmission Holdings, Inc.	17,450	$481,795
AMC Networks, Inc. - Class A*	5,210	354,853
Discovery Communications, Inc. - Class A*	2,960	267,643
Dollar General Corp.*	6,370	384,238
Fifth & Pacific Cos., Inc.*	6,120	196,268
GameStop Corp. - Class A†	7,420	365,509
GNC Holdings, Inc. - Class A	6,190	361,806
Jarden Corp.*	8,215	503,990
Liberty Global PLC- Class A (United Kingdom)*	4,790	426,262
Mohawk Industries, Inc.*	3,980	592,622
Nordstrom, Inc.	4,680	289,224
NVR, Inc.*	325	333,453
PVH Corp.	2,740	372,695
Starwood Hotels & Resorts Worldwide, Inc.	4,430	351,964
Tiffany & Co.	4,860	450,911
Wynn Resorts Ltd.	2,200	427,262
		6,160,495

Industrials — 18.4%
AMETEK, Inc.	10,910	574,630
Copart, Inc.*	4,180	153,197
Donaldson Co., Inc.	11,260	489,360
Generac Holdings, Inc.	4,960	280,934
IHS, Inc. - Class A*	3,485	417,154
JB Hunt Transport Services, Inc.	6,860	530,278
Lincoln Electric Holdings, Inc.	6,970	497,240
Masco Corp.	20,760	472,705
Nielsen Holdings NV	9,390	430,907
Norfolk Southern Corp.	5,420	503,139
Sensata Technologies Holding N.V. (Netherlands)*	7,990	309,772
TransDigm Group, Inc.	2,520	405,770
		5,065,086

Health Care — 18.3%
Actavis PLC*	6,948	1,167,264
Alkermes PLC (Ireland)*	7,250	294,785
Cardinal Health, Inc.	7,460	498,403
Cooper Cos., Inc. (The)	4,185	518,270
Cubist Pharmaceuticals, Inc.*	6,580	453,165
ICON PLC (Ireland)*	6,510	263,069
IDEXX Laboratories, Inc.*	5,000	531,850
Jazz Pharmaceuticals PLC (Ireland)*	3,320	420,179
Mettler-Toledo International, Inc.*	2,080	504,587
MWI Veterinary Supply, Inc.*	2,180	371,886
		5,023,458

Information Technology — 10.7%
Akamai Technologies, Inc.*	8,800	415,184
Alliance Data Systems Corp.*†	2,215	582,391
F5 Networks, Inc.*	1,410	128,113
Juniper Networks, Inc.*	24,840	560,639
LinkedIn Corp. - Class A*	1,723	373,598
NICE Systems Ltd. ADR	8,440	345,702
Total System Services, Inc.	15,830	526,822
		2,932,449

Materials — 8.5%
Albemarle Corp.	3,660	232,007
Crown Holdings, Inc.*	6,470	288,369
Eastman Chemical Co.	4,567	368,557
FMC Corp.	6,330	477,662
MeadWestvaco Corp.	11,580	427,649
Vulcan Materials Co.	9,320	553,794
		2,348,038

Financials — 8.1%
Ameriprise Financial, Inc.	3,690	424,534
Aon PLC (United Kingdom)	5,910	495,790
CBRE Group, Inc. - Class A*	17,280	454,464
Regions Financial Corp.	41,660	412,017
Reinsurance Group of America, Inc.	5,810	449,752
		2,236,557

Energy — 7.5%
CONSOL Energy, Inc.	10,630	404,365
Ensco PLC - Class A (United Kingdom)	5,210	297,908
Tesoro Corp.	11,400	666,900
Valero Energy Corp.	8,440	425,376
Weatherford International Ltd. (Swaziland)*	16,820	260,542
		2,055,091

Consumer Staples — 5.0%
Church & Dwight Co., Inc.	8,090	536,205
WhiteWave Foods Co.- Class A*	19,670	451,230
Whole Foods Market, Inc.	6,930	400,763
		1,388,198
Total Common Stocks		$27,209,372

Investment Funds— 4.9%
Invesco Government & Agency
Portfolio, Institutional Class, 0.03%**Ω	935,500	935,500
Touchstone Institutional Money Market
Fund, 0.01%^Ω	399,553	399,553
Total Investment Funds		$1,335,053

47

Touchstone Mid Cap Growth Fund (Continued)

Market
Value

Total Investment Securities —103.8%
(Cost $22,606,163)	$28,544,425

Liabilities in Excess of Other Assets — (3.8%)	(1,038,455)

Net Assets — 100.0%	$27,505,970

*	Non-income producing security.

**   Represents collateral for securities loaned.

^      Affiliated Fund. See Note 4 in Notes to Financial Statements.

†     All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2013 was $922,382.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$27,209,372	$—	$—	$27,209,372
Investment Funds	1,335,053	—	—	1,335,053
				$28,544,425

See accompanying Notes to Financial Statements.

48

Portfolio of Investments

Touchstone Money Market Fund – December 31, 2013

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Variable Rate Demand Notes(A) — 49.4%
$400,000	Chatom AL IDB (Powersouth Energy Coop) Ser 2012 A (SPA: National Rural Utilities Finance)	0.600%	11/15/38	$400,000
355,000	IL St Fin Auth Rev (Cmnty Action) Ser 2008 B (LOC: BMO Harris Bank NA)	0.430	03/01/37	355,000
395,000	Milwaukee WI Redev Auth (Kubin Nicholson) Ser 2000 B (LOC: BMO Harris Bank NA)	0.410	08/01/20	395,000
246,000	Fitch Denny Funeral Home, Inc. Ser 2004	0.380	09/01/24	246,000
927,000	Mill Street Village LLC Ser 2006	0.380	01/01/37	927,000
210,000	CA St Infra & Eco Dev BK Rev (Hillview Mental) Ser 2008 B (LOC: Comerica Bank)	0.370	08/01/33	210,000
933,000	WAI Enterprises LLC Ser 2004	0.330	06/01/24	933,000
520,000	FBC Chemical Corp. Ser 2000	0.290	10/01/15	520,000
1,515,000	Phoenix Realty IL Spl Account Rev Ser 1999 (LOC: Northern Trust Company)	0.260	04/01/20	1,515,000
1,420,000	Springfield MO IDA (DMP Pptys LLC) Ser 2001 B (LOC: Guaranty Bank)	0.240	08/01/21	1,420,000
490,000	Springfield MO IDA (DMP Pptys LLC) Ser 2010 (LOC: Guaranty Bank/FHLB)	0.230	12/01/30	490,000
465,000	Butler Co OH Capital Funding Rev (CCAO Low Cost) Ser 2005 B (LOC: US Bank NA)	0.230	06/01/35	465,000
350,000	Diaz-Upton LLC Ser 2004	0.220	05/01/26	350,000
930,000	Mequon WI IDR (Gateway Plastics) Ser 2001 B (LOC: Bank One Wisconsin)	0.220	08/01/26	930,000
110,000	WA St HFC (Vintage Burien) Ser 2004 B (LIQ: FNMA)	0.220	01/15/38	110,000
460,000	Lexington-Fayette KY Urban Cnty (Eastland Parkway) Ser 2006 (LOC: Traditional
	Bank, Inc./FHLB)	0.210	09/01/27	460,000
100,000	Alameda Co CA IDA Rev (Ettore Prods Co) Ser 2005 B (LOC: Comerica Bank)	0.210	12/01/30	100,000
450,000	FL St HFC (Hsg Waterford Pointe) Ser 2000 E 2 (LIQ: FNMA)	0.200	02/15/33	450,000
670,000	Hopewell Development Co. Ser 2000	0.190	03/01/20	670,000
1,335,000	WA St HFC (Brittany Pk) Ser 1996 B (LIQ: FNMA)	0.180	11/01/21	1,335,000
1,890,000	Sheboygan Falls WI Indl Rev (Adj Dev Htt Inc Proj) Ser 2007 A (LOC: U.S. Bank NA)	0.180	01/01/32	1,890,000
345,000	WA St HFC (Whisperwood) Ser 2002 B (LIQ: FNMA)	0.180	05/15/35	345,000
905,000	Miarko, Inc. Ser 2007	0.170	02/01/27	905,000
843,000	M&P Richfield LLC Ser 2001	0.170	11/01/28	843,000
340,000	Young Men's Christian Association of Metropolitan Milwaukee, Inc. (The) Ser 2008	0.160	05/01/33	340,000
1,200,000	Abag CA Fin Auth For Nonprofit (Hsg Gaia Bldg A T) Ser 2000 (LIQ: FNMA)	0.150	09/15/32	1,200,000
240,000	Maricopa Co AZ IDA (San Angelin Apts) Ser 2004 A (LIQ: FNMA)	0.130	05/15/37	240,000
170,000	Tennis For Charity, Inc. OH Ser 2004 (LOC: JP Morgan Chase Bank NA)	0.120	12/01/29	170,000
1,000,000	OH St Wtr Dev Auth PCR Ser 2010 C (LOC: UBS AG)	0.060	06/01/33	1,000,000
1,000,000	WI St Hlth & Edl Fa (Bay Area Med Ctr Inc) Ser 2008 (LOC: BMO Harris Bank NA)	0.060	02/01/38	1,000,000
1,000,000	OH St Hgr Edl Fac Comm Hosp (Cleveland Clinic Hlth Sys) Ser 2013 (LIQ: Bank of NY Mellon Trust)	0.040	01/01/39	1,000,000
905,000	VT St Edl & Hlth Bldg Ser 2008 A (LOC: TD Banknorth NA)	0.020	10/01/28	905,000
1,100,000	OH St Hgr Edl Fac Comm (Case Western) Ser 2002 A (SPA: Wells Fargo Bank NA)	0.020	10/01/31	1,100,000
690,000	Montgomery Co OH Rev (Miami VY Hosp) Ser 2011 C (SPA: Wells Fargo Bank NA)	0.020	11/15/39	690,000
	Total Variable Rate Demand Notes			$23,909,000

	U.S. Government Agency Obligations— 22.9%
2,000,000	Overseas Private Investment Corp.(A)(B)	0.120	06/15/17	2,000,000
1,438,597	Overseas Private Investment Corp.(A)(B)	0.120	03/15/24	1,438,596
775,940	Overseas Private Investment Corp.(A)(B)	0.120	03/15/24	775,940
5,000,000	Overseas Private Investment Corp.(A)(B)	0.120	06/15/34	5,000,000
1,300,000	Overseas Private Investment Corp.(A)(B)	0.120	06/15/34	1,300,000
600,000	Overseas Private Investment Corp.(A)(B)	0.120	06/15/34	600,000
	Total U.S. Government Agency Obligations			$11,114,536

	Corporate Bonds— 14.3%
100,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank	1.850	01/10/14	100,036
500,000	Royal Bank of Canada	1.125	01/15/14	500,163

49

Touchstone Money Market Fund (Continued)

Principal		Interest	Maturity
Amount		Rate	Date	Value

	Corporate Bonds — 14.3% (Continued)
$1,000,000	JPMorgan Chase & Co. MTN(B)	1.038%	01/24/14	$1,000,480
546,000	JPMorgan Chase & Co. MTN	2.050	01/24/14	546,592
262,000	UBS AG	2.250	01/28/14	262,360
100,000	Caterpillar Financial Services Corp. MTN	6.125	02/17/14	100,731
750,000	Toyota Motor Credit Corp. MTN(B)	0.238	02/24/14	750,000
285,000	National Rural Utilities Cooperative Finance Corp.	4.750	03/01/14	287,061
150,000	Bank of Montreal MTN	1.750	04/29/14	150,698
480,000	Credit Suisse	5.500	05/01/14	488,020
443,000	Northern Trust Corp.	4.625	05/01/14	449,323
100,000	International Business Machines Corp.	1.250	05/12/14	100,378
650,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 144a	4.200	05/13/14	659,255
100,000	General Electric Capital Corp.	5.900	05/13/14	102,006
700,000	US BanCorp	4.200	05/15/14	710,236
150,000	Toronto-Dominion Bank (The)	1.375	07/14/14	150,852
205,000	Procter & Gamble Co. (The)	4.950	08/15/14	210,947
350,000	Bank of Nova Scotia	1.850	01/12/15	355,366
	Total Corporate Bonds			$6,924,504

	Municipal Bonds— 8.2%
300,000	Mason OH (Al Neyer, Inc.) UTGO	1.500	01/29/14	300,114
235,000	Wichita KS Temp Nts UTGO	0.550	02/11/14	235,000
200,000	Township of Miami OH Montgomery Co LTGO Ser 2013	1.500	02/13/14	200,198
300,000	Franklin Co OH (Spl Oblg) BANS (Stadium Fac Proj) Ser 2013	0.800	03/07/14	300,159
500,000	CT St UTGO Ser 2004 C Pre-refunded @ $100	5.000	04/01/14	505,626
200,000	Fishers IN Redev Auth Lease Re BANS Revenue Notes Ser 2013	0.750	04/12/14	200,000
200,000	Williams Cnty Brd of Edu BANS Sch Impt UTGO Ser 2013	1.625	04/22/14	200,593
105,000	Southfield MI Public Sch Bldg & Site UTGO Ser 2004 B Pre-refunded @ $100	5.000	05/01/14	106,568
350,000	NC St Cops Repair & Renovation Proj Certificate of Participation Ser 2004 B Pre-refunded @ $100	4.500	06/01/14	355,922
300,000	Hamilton IN S Estrn Consol Sch BANS Revenue Notes Ser 2013	2.000	06/15/14	301,891
100,000	Manchester CT BANS Txbl UTGO Ser 2013	1.000	07/03/14	100,124
100,000	New Albany OH Txbl BANS Revenue Notes Ser 2013	1.375	07/31/14	100,487
100,000	Pasco Co FL Sch Brd Cops Certificate of Participation Ser 2004 A Pre-refunded @ $100	5.000	08/01/14	102,592
450,000	IL St Fin Auth Rev Northwestern Mem Hosp Ser 2004 A Pre-refunded @ $100	5.500	08/15/14	464,304
200,000	Center Grove Multi-Fac Sch Bld BANS Revenue Notes Ser 2013	0.500	09/15/14	200,000
300,000	American Muni Pwr-Ohio, Inc. BANS Ser 2013	1.000	10/23/14	300,486
	Total Municipal Bonds			$3,974,064

	Certificate of Deposit— 3.3%
500,000	Bank of Nova Scotia/Houston(B)	0.180	02/25/14	499,998
400,000	Canadian Imperial Bank of Commerce/New York NY(B)	0.270	03/05/14	400,057
300,000	Bank of Tokyo-Mit UFJ Ltd/New York NY(B)	0.858	03/07/14	300,215
400,000	Canadian Imperial Bank of Commerce/New York NY(B)	0.275	03/21/14	400,000
	Total Certificate of Deposit			$1,600,270

	Commercial Paper— 2.1%
1,000,000	Bank of Tokyo-Mit UFJ(C)	0.110	01/06/14	999,985

50

Touchstone Money Market Fund (Continued)

Value

Total Investment Securities —100.2%
(Cost $48,522,359)	$48,522,359

Liabilities in Excess of Other Assets — (0.2%)	(97,392)

Net Assets — 100.0%	$48,424,967

(A)	Demand Feature - Maturities shown are the final maturities, not the date on which principal could be recovered through the demand feature.

(B)	Variable rate security - Rate reflected is the rate in effect as of December 31, 2013.

(C)	Rate reflects yield at the time of purchase.

Portfolio Abbreviations:

BANS - Bond Anticipation Notes	IDB - Industrial Development Board	MTN - Medium Term Note

CCAO - County Commissioners' Association of Ohio	IDR - Industrial Development Revenue	PCR - Pollution Control Revenue

FHLB - Federal Home Loan Bank	LLC - Limited Liability Company	SPA - Stand-by Purchase Agreement

FNMA - Federal National Mortgage Association	LOC - Letter of Credit	UTGO - Unlimited Tax General Obligation

HFC - Housing Finance Commission	LIQ - Liquidity Agreement

IDA - Industrial Development Authority/Agency	LTGO - Limited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, this security was valued at $659,255 or 1.4% of net assets. This security was deemed liquid pursuant to procedures approved by the Board of Trustees.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Variable Rate Demand Notes	$—	$23,909,000	$—	$23,909,000
U.S. Government Agency Obligations	—	11,114,536	—	11,114,536
Corporate Bonds	—	6,924,504	—	6,924,504
Municipal Bonds	—	3,974,064	—	3,974,064
Certificate of Deposit	—	1,600,270	—	1,600,270
Commercial Paper	—	999,985	—	999,985
				$48,522,359

See accompanying Notes to Financial Statements.

51

Portfolio of Investments

Touchstone Third Avenue Value Fund – December 31, 2013

		Market
	Shares	Value

Common Stocks — 95.5%

United States — 39.0%
Apache Corp.	7,052	$606,050
Bank of New York Mellon Corp. (The)	42,248	1,476,145
Bristow Group, Inc.	9,140	686,048
Comerica, Inc.	16,800	798,672
Devon Energy Corp.	18,586	1,149,916
KeyCorp	36,080	484,194
Leucadia National Corp.	69,910	1,981,249
NVIDIA Corp.	37,536	601,327
Pioneer Energy Services Corp.*	25,494	204,208
Rofin-Sinar Technologies, Inc.*	39,370	1,063,777
SEACOR Holdings, Inc.*	8,336	760,243
Weyerhaeuser Co. REIT	48,055	1,517,096
White Mountains Insurance Group Ltd.	2,045	1,233,299
		12,562,224

France — 15.9%
Nexans SA	34,381	1,741,753
Sanofi	13,387	1,420,285
Total SA	8,115	497,126
Vivendi SA	55,123	1,452,581
		5,111,745

Canada — 10.4%
Brookfield Asset Management, Inc. - Class A	36,037	1,399,317
Canfor Corp.*	30,709	770,554
Cenovus Energy, Inc.	19,200	550,080
Encana Corp.	35,785	645,919
		3,365,870

Hong Kong — 6.2%
Cheung Kong Holdings Ltd.	76,000	1,199,644
Hutchison Whampoa Ltd.	59,000	801,955
		2,001,599

Sweden — 5.2%
Investor AB	48,786	1,681,339

Japan — 4.8%
Toyota Industries Corp.	34,100	1,541,475

Germany — 4.6%
Daimler AG	10,013	868,976
Telefonica Deutschland Holding AG	76,041	628,448
		1,497,424

Korea — 4.5%
POSCO ADR	18,715	1,459,770

China — 3.4%
Pargesa Holding SA	13,401	1,079,371

United Kingdom — 1.5%
Vodafone Group PLC	124,066	486,913
Total Common Stocks		$30,787,730

Investment Fund — 4.7%
Touchstone Institutional Money Market Fund, 0.01%^Ω	1,502,124	$1,502,124

Total Investment Securities —100.2%
(Cost 23,190,171)		$32,289,854

Liabilities in Excess of Other Assets — (0.2%)		(49,976)

Net Assets — 100.0%		$32,239,878

*	Non-income producing security.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

52

Touchstone Third Avenue Value Fund (Continued)

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Assets:
Common Stocks
United States	12,562,224	—	—	12,562,224
France	5,111,745	—	—	5,111,745
Canada	3,365,870	—	—	3,365,870
Hong Kong	2,001,599	—	—	2,001,599
Sweden	—	1,681,339	—	1,681,339
Japan	—	1,541,475	—	1,541,475
Germany	—	1,497,424	—	1,497,424
Korea	1,459,770	—	—	1,459,770
China	—	1,079,371	—	1,079,371
United Kingdom	486,913	—	—	486,913
Investment Fund	1,502,124	—	—	1,502,124
				$32,289,854

At December 31, 2013, securities valued at $6,616,218 were transferred from Level 2 to Level 1. Transfers from Level 2 to Level 1 are due to the closure of several foreign markets.

See accompanying Notes to Financial Statements.

53

Portfolio of Investments

Touchstone Aggressive ETF Fund – December 31, 2013

		Market
Shares		Value

	Exchange Traded Funds — 98.8%
11,640	iShares Core S&P 500 ETF	$2,160,966
45,400	iShares Core Total US Bond Market ETF	4,831,922
39,040	iShares MSCI EAFE Index Fund	2,618,023
78,310	iShares S&P 500 Growth Index Fund	7,731,546
60,020	iShares S&P 500 Value Index Fund†	5,129,309
7,080	iShares S&P MidCap 400 Growth Index Fund†	1,064,478
13,840	iShares S&P MidCap 400 Value Index Fund	1,608,623
2,050	iShares S&P SmallCap 600 Growth Index Fund	243,684
9,950	iShares S&P SmallCap 600 Value Index Fund†	1,108,629
	Total Exchange Traded Funds	$26,497,180

	Investment Funds — 20.6%
5,125,517	Invesco Government & Agency Portfolio, Institutional Class, 0.03%**Ω	5,125,517
412,367	Touchstone Institutional Money Market Fund, 0.01%^Ω	412,367
	Total Investment Funds	$5,537,884

	Total Investment Securities —119.4%
	(Cost $27,745,924)	$32,035,064

	Liabilities in Excess of
	Other Assets — (19.4%)	(5,212,985)

	Net Assets — 100.0%	$26,822,079

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2013 was $5,033,652.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Portfolio Abbreviation:

ETF - Exchange Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Exchange Traded Funds	$26,497,180	$—	$—	$26,497,180

Investment Funds	5,537,884	—	—	5,537,884
				$32,035,064

See accompanying Notes to Financial Statements.

54

Portfolio of Investments

Touchstone Conservative ETF Fund – December 31, 2013

		Market
Shares		Value

	Exchange Traded Funds — 98.7%
44,600	iShares Barclays 1-3 Year Treasury Bond Fund†	$3,763,349
6,070	iShares Core S&P 500 ETF	1,126,896
113,730	iShares Core Total US Bond Market ETF	12,104,284
15,770	iShares MSCI EAFE Index Fund	1,057,536
35,510	iShares S&P 500 Growth Index Fund	3,505,901
26,370	iShares S&P 500 Value Index Fund	2,253,580
3,630	iShares S&P MidCap 400 Growth Index Fund†	545,770
4,630	iShares S&P MidCap 400 Value Index Fund†	538,145
2,330	iShares S&P SmallCap 600 Growth Index Fund	276,967
5,180	iShares S&P SmallCap 600 Value Index Fund†	577,156
	Total Exchange Traded Funds	$25,749,584

	Investment Funds — 4.7%
794,747	Invesco Government & Agency Portfolio, Institutional Class, 0.03%**Ω	794,747
424,433	Touchstone Institutional Money Market Fund, 0.01%^Ω	424,433
	Total Investment Funds	$1,219,180

	Total Investment Securities —103.4%
	(Cost $24,645,778)	$26,968,764

	Liabilities in Excess of
	Other Assets — (3.4%)	(897,946)

	Net Assets — 100.0%	$26,070,818

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2013 was $766,616.

Ω	Represents the 7-day SEC yield as of December 31, 2013.

Portfolio Abbreviation:

ETF - Exchange Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Exchange Traded Funds	$25,749,584	$—	$—	$25,749,584

Investment Funds	1,219,180	—	—	1,219,180
				$26,968,764

See accompanying Notes to Financial Statements.

55

Portfolio of Investments

Touchstone Moderate ETF Fund – December 31, 2013

		Market
Shares		Value

	Exchange Traded Funds — 98.7%
14,140	iShares Core S&P 500 ETF	$2,625,091
138,930	iShares Core Total US Bond Market ETF	14,786,320
43,010	iShares MSCI EAFE Index Fund	2,884,250
96,300	iShares S&P 500 Growth Index Fund	9,507,699
76,620	iShares S&P 500 Value Index Fund	6,547,945
8,510	iShares S&P MidCap 400 Growth Index Fund	1,279,478
14,830	iShares S&P MidCap 400 Value Index Fund	1,723,691
3,510	iShares S&P SmallCap 600 Growth Index Fund†	417,234
12,330	iShares S&P SmallCap 600 Value Index Fund†	1,373,809
	Total Exchange Traded Funds	$41,145,517

	Investment Funds — 4.6%
1,280,516	Invesco Government & Agency Portfolio, Institutional Class, 0.03%**O	1,280,516
653,759	Touchstone Institutional Money Market Fund, 0.01%^O	653,759
	Total Investment Funds	$1,934,275

	Total Investment Securities —103.3%
	(Cost $34,515,515)	$43,079,792

	Liabilities in Excess of
	Other Assets — (3.3%)	(1,392,408)

	Net Assets — 100.0%	$41,687,384

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2013 was $1,255,905.

O	Represents the 7-day SEC yield as of December 31, 2013.

Portfolio Abbreviation:

ETF - Exchange Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

	Valuation inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total

Exchange Traded Funds	$41,145,517	$—	$—	$41,145,517

Investment Funds	1,934,275	—	—	1,934,275
				$43,079,792

See accompanying Notes to Financial Statements.

56

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57

Statements of Assets and Liabilities

December 31, 2013

	Touchstone
	Baron Small	Touchstone	Touchstone	Touchstone
	Cap Growth	Core Bond	High Yield	Large Cap Core
	Fund	Fund	Fund	Equity Fund
Assets
Investments, at cost	$12,059,276	$48,060,992	$14,294,168	$28,526,223
Affiliated securities, at market value	$681,366	$1,520,880	$171,791	$1,083,500
Non-affiliated securities, at market value	26,293,326	46,698,130	14,511,593	35,938,631
Investments, at market value (A)	$26,974,692	$48,219,010	$14,683,384	$37,022,131
Cash	—	—	15,834	—
Dividends and interest receivable	13,868	348,607	249,682	60,175
Receivable for capital shares sold	4,459	—	1,166	—
Receivable for investments sold	—	—	—	—
Securities lending income receivable	497	34	1	73
Tax reclaim receivable	—	—	—	—
Other assets	—	—	—	—
Total Assets	26,993,516	48,567,651	14,950,067	37,082,379

Liabilities
Bank overdrafts	618	1,302	—	688
Payable for return of collateral for securities on loan	1,385,277	43,931	14,796	301,462
Payable for capital shares redeemed	4,752	34,684	386	12,951
Payable for investments purchased	—	—	18,000	—
Payable to Investment Advisor	22,053	22,686	6,289	19,383
Payable to other affiliates	11,690	26,627	9,383	21,639
Payable to Trustees	6,849	6,912	6,824	6,875
Payable for professional services	16,379	18,148	17,007	16,689
Payable for pricing services	1,115	18,877	9,262	1,008
Other accrued expenses and liabilities	6,491	6,085	4,051	4,409
Total Liabilities	1,455,224	179,252	85,998	385,104

Net Assets	$25,538,292	$48,388,399	$14,864,069	$36,697,275

Net assets consist of:
Paid-in capital	$9,714,551	$48,129,685	$13,888,926	$35,603,673
Accumulated net investment income	509	1,255,941	1,208,781	400,189
Accumulated net realized gains (losses) on investments and foreign currency	907,816	(1,155,245)	(622,854)	(7,802,495)
Net unrealized appreciation on investments and foreign currency transactions	14,915,416	158,018	389,216	8,495,908
Net assets applicable to shares outstanding	$25,538,292	$48,388,399	$14,864,069	$36,697,275

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,193,652	4,665,146	2,041,812	2,803,217
Net asset value, offering price and redemption price per share	$21.40	$10.37	$7.28	$13.09

(A) Includes market value of securities on loan of:	$1,356,158	$42,323	$14,241	$296,268

See accompanying Notes to Financial Statements.

58

Statements of Assets and Liabilities (Continued)

Touchstone	Touchstone	Touchstone	Touchstone	Touchstone	Touchstone
Mid Cap	Money Market	Third Avenue	Aggressive ETF	Conservative	Moderate ETF
Growth Fund	Fund	Value Fund	Fund	ETF Fund	Fund

$22,606,163	$48,522,359	$23,190,171	$27,745,924	$24,645,778	$34,515,515
$399,553	$—	$1,502,124	$412,367	$424,433	$653,759
28,144,872	48,522,359	30,787,730	31,622,697	26,544,331	42,426,033
$28,544,425	$48,522,359	$32,289,854	$32,035,064	$26,968,764	$43,079,792
—	73,738	—	—	—	—
10,466	82,693	7,976	9,532	24,800	29,194
57	—	3,675	—	—	4
—	—	—	83,176	—	78,868
42	—	381	2,071	1,497	3,260
357	—	12,796	—	—	—
—	—	—	—	—	556
28,555,347	48,678,790	32,314,682	32,129,843	26,995,061	43,191,674

1,233	—	1,230	461	753	639
935,500	—	—	5,125,517	794,747	1,280,516
10,768	217,936	7,904	8,208	41,751	28,251
44,412	—	—	108,300	36,963	126,203
17,142	5,394	21,370	4,471	5,472	8,803
7,491	402	14,383	8,413	17,522	30,396
6,854	6,912	6,867	6,825	6,851	6,893
17,078	17,195	17,113	16,102	16,429	16,979
1,196	1,471	1,936	179	196	179
7,703	4,513	4,001	29,288	3,559	5,431
1,049,377	253,823	74,804	5,307,764	924,243	1,504,290

$27,505,970	$48,424,967	$32,239,878	$26,822,079	$26,070,818	$41,687,384

$18,645,539	$48,425,854	$24,805,406	$28,005,232	$22,955,971	$34,527,890
—	—	15,193	—	274,615	541,210

2,922,169	(887)	(1,681,194)	(5,472,293)	517,246	(1,945,993)

5,938,262	—	9,100,473	4,289,140	2,322,986	8,564,277
$27,505,970	$48,424,967	$32,239,878	$26,822,079	$26,070,818	$41,687,384

1,462,447	48,415,337	1,534,351	2,019,494	2,067,414	2,831,307
$18.81	$1.00	$21.01	$13.28	$12.61	$14.72

$922,382	$—	$—	$5,033,652	$766,616	$1,255,905

59

Statements of Operations

For the Year Ended December 31, 2013

	Touchstone			Touchstone
	Baron Small	Touchstone	Touchstone	Large Cap
	Cap Growth	Core Bond	High Yield	Core Equity
	Fund	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$98	$711	$115	$315
Dividends from non-affiliated securities(A)	256,871	6,498	5,433	734,579
Interest	—	1,510,267	1,426,147	—
Income from securities loaned	11,710	564	1,321	114
Total Investment Income	268,679	1,518,040	1,433,016	735,008

Expenses
Investment advisory fees	229,777	277,260	108,566	220,880
Administration fees	43,767	100,822	43,426	67,963
Compliance fees and expenses	1,603	1,604	1,603	1,604
Custody fees	8,189	11,334	9,859	8,682
Professional fees	17,136	20,649	18,447	19,389
Transfer Agent fees	80	141	119	119
Pricing expense	2,583	42,702	22,867	2,391
Reports to Shareholders	5,596	6,268	5,756	6,589
Shareholder servicing fees	50,332	47,134	43,426	64,565
Trustee fees	13,878	13,932	13,850	13,899
Other expenses	5,248	7,707	5,551	6,607
Total Expenses	378,189	529,553	273,470	412,688
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(38,995)	(25,443)	(45,482)	(72,872)
Net Expenses	339,194	504,110	227,988	339,816

Net Investment Income (Loss)	(70,515)	1,013,930	1,205,028	395,192

Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on investments	994,169	(907,478)	796,565	5,609,500
Net realized losses on foreign currency	—	—	—	—
Capital gain distributions received	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments(C)	6,393,682	(1,224,184)	(981,080)	2,881,688
Net change in unrealized appreciation (depreciation) on foreign currency transactions	—	—	—	—

Net Realized and Unrealized Gains (Losses) on Investments	7,387,851	(2,131,662)	(184,515)	8,491,188

Change in Net Assets Resulting from Operations	$7,317,336	$(1,117,732)	$1,020,513	$8,886,380

(A) Net of foreign tax withholding of:	$1,679	$—	$—	$1,868

(B) See Note 4 in Notes to Financial Statements.

(C)Change in unrealized appreciation (depreciation) does not include net unrealized appreciation of $431,465 for the Aggressive ETF Fund in connection with the Fund's merger. See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

60

Statements of Operations (Continued)

Touchstone	Touchstone	Touchstone		Touchstone
Mid Cap	Money	Third Avenue	Touchstone	Conservative	Touchstone
Growth	Market	Value	Aggressive ETF	ETF	Moderate ETF
Fund	Fund	Fund	Fund	Fund	Fund

$312	$—	$638	$80	$139	$207
227,384	—	589,774	332,138	452,457	827,774
—	119,804	—	—	—	—
4,033	—	22,621	10,608	11,216	28,923
231,729	119,804	613,033	342,826	463,812	856,904

185,080	91,552	252,095	52,420	87,285	146,020
49,355	101,725	63,024	30,620	50,398	84,111
1,603	1,603	1,603	1,603	1,603	1,603
14,188	8,539	9,925	2,473	3,451	11,277
18,603	18,535	20,209	16,392	17,559	19,184
2,166	119	119	80	80	120
3,000	3,045	5,151	421	459	420
6,354	6,089	5,835	6,089	6,757	7,909
37,016	127,156	72,477	38,275	62,997	96,727
13,882	13,938	13,892	13,855	13,879	13,915
5,473	7,533	6,118	4,831	5,640	6,186
336,720	379,834	450,448	167,059	250,108	387,472
(25,785)	(265,114)	(81,759)	(52,235)	(61,115)	(72,057)
310,935	114,720	368,689	114,824	188,993	315,415

(79,206)	5,084	244,344	228,002	274,819	541,489

3,216,381	3	3,233,174	657,192	1,110,859	2,976,014
—	—	(2,127)	—	—	—
—	—	—	283	1,269	1,582

4,207,913	—	3,412,712	2,550,972	640,095	2,833,874

—	—	752	—	—	—

7,424,294	3	6,644,511	3,208,447	1,752,223	5,811,470

$7,345,088	$5,087	$6,888,855	$3,436,449	$2,027,042	$6,352,959

$1,472	$—	$47,813	$—	$—	$—

61

Statements of Changes in Net Assets

	Touchstone		Touchstone		Touchstone
	Baron Small Cap		Core Bond		High Yield
	Growth Fund		Fund		Fund
	For the	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012
From Operations
Net investment income (loss)	$(70,515)	$325,719	$1,013,930	$1,371,400	$1,205,028	$1,955,576
Net realized gains (losses) on investments	994,169	2,561,628	(907,478)	393,380	796,565	343,513
Net change in unrealized appreciation (depreciation) on investments	6,393,682	432,908	(1,224,184)	1,033,623	(981,080)	1,399,959
Change in Net Assets from Operations	7,317,336	3,320,255	(1,117,732)	2,798,403	1,020,513	3,699,048

Distributions to Shareholders from:
Net investment income	(321,114)	—	(1,555,731)	(1,620,940)	(1,954,374)	(2,081,108)
Net realized gains	(2,557,529)	(3,241,819)	(205,727)	(1,510,404)	—	—
Total Distributions	(2,878,643)	(3,241,819)	(1,761,458)	(3,131,344)	(1,954,374)	(2,081,108)

Share Transactions
Proceeds from Shares Issued	4,752,286	2,492,466	1,357,252	1,859,769	4,227,255	8,163,689
Reinvestment of distributions	2,878,643	3,241,819	1,761,458	3,131,344	1,954,374	2,081,108
Cost of Shares redeemed	(4,656,362)	(7,420,866)	(4,936,290)	(6,081,861)	(20,208,392)	(9,229,040)
Change in Net Assets from Share Transactions	2,974,567	(1,686,581)	(1,817,580)	(1,090,748)	(14,026,763)	1,015,757

Total Increase (Decrease) in Net Assets	7,413,260	(1,608,145)	(4,696,770)	(1,423,689)	(14,960,624)	2,633,697

Net Assets
Beginning of period	18,125,032	19,733,177	53,085,169	54,508,858	29,824,693	27,190,996
End of period	$25,538,292	$18,125,032	$48,388,399	$53,085,169	$14,864,069	$29,824,693

Accumulated Net Investment Income	$509	$318,591	$1,255,941	$1,554,983	$1,208,781	$1,952,715

Share Transactions
Shares issued	233,108	134,351	125,987	163,664	519,133	1,026,501
Shares reinvested	138,747	189,913	169,340	279,832	268,827	259,814
Shares redeemed	(229,700)	(397,215)	(454,562)	(535,845)	(2,470,304)	(1,143,363)
Change from Share Transactions	142,155	(72,951)	(159,235)	(92,349)	(1,682,344)	142,952

See accompanying Notes to Financial Statements.

62

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone
Large Cap		Mid Cap Growth
Core Equity Fund		Fund
For the	For the	For the	For the
Year	Year	Year	Year
Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,
2013	2012	2013	2012

$395,192	$500,292	$(79,206)	$(20,951)

5,609,500	3,038,387	3,216,381	2,519,228

2,881,688	382,496	4,207,913	1,537,729

8,886,380	3,921,175	7,345,088	4,036,006

(487,271)	(524,998)	—	—
—	—	(462,839)	—
(487,271)	(524,998)	(462,839)	—

8,845,364	5,213,050	4,003,889	4,855,173
487,271	524,998	462,839	—
(13,856,996)	(8,788,476)	(6,084,724)	(7,123,626)

(4,524,361)	(3,050,428)	(1,617,996)	(2,268,453)

3,874,748	345,749	5,264,253	1,767,553

32,822,527	32,476,778	22,241,717	20,474,164
$36,697,275	$32,822,527	$27,505,970	$22,241,717

$400,189	$497,085	$—	$—

735,503	534,438	246,148	364,229
37,425	52,291	25,699	—
(1,222,379)	(885,021)	(375,722)	(527,753)

(449,451)	(298,292)	(103,875)	(163,524)

63

Statements of Changes in Net Assets (Continued)

	Touchstone		Touchstone		Touchstone
	Money Market		Third Avenue		Aggressive ETF
	Fund		Value Fund		Fund
	For the	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2013	2012	2013	2012	2013	2012
From Operations
Net investment income	$5,084	$4,204	$244,344	$515,431	$228,002	$241,237
Net realized gains on investments and foreign currency transactions	3	—	3,231,047	4,531,566	657,475	890,456
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	—	—	3,413,464	1,061,294	2,550,972	855,192
Change in Net Assets from Operations	5,087	4,204	6,888,855	6,108,291	3,436,449	1,986,885

Distributions to Shareholders from:
Net investment income	(5,084)	(4,204)	(1,282,581)	—	(478,336)	(254,657)
Net realized gains	—	—	—	—	(73,559)	—
Total Distributions	(5,084)	(4,204)	(1,282,581)	—	(551,895)	(254,657)

Share Transactions
Proceeds from Shares issued	60,169,956	34,014,781	846,938	876,707	868,311	375,117
Proceed from Shares issued in connection with merger(A)	—	—	—	—	11,138,832	—
Reinvestment of distributions	5,084	4,204	1,282,581	—	551,895	254,657
Cost of Shares redeemed	(50,904,880)	(45,392,215)	(7,115,445)	(8,126,828)	(2,581,359)	(6,311,934)
Change in Net Assets from Share Transactions	9,270,160	(11,373,230)	(4,985,926)	(7,250,121)	9,977,679	(5,682,160)
Total Increase (Decrease) in Net Assets	9,270,163	(11,373,230)	620,348	(1,141,830)	12,862,233	(3,949,932)

Net Assets
Beginning of period	39,154,804	50,528,034	31,619,530	32,761,360	13,959,846	17,909,778
End of period	$48,424,967	$39,154,804	$32,239,878	$31,619,530	$26,822,079	$13,959,846

Accumulated Net Investment Income (Loss)	$—	$—	$15,193	$(349,131)	$—	$239,018

Share Transactions
Shares issued	60,169,956	34,014,781	42,704	54,184	70,878	34,557
Shares issued in connection with merger(A)	—	—	—	—	859,707	—
Shares reinvested	5,084	4,204	61,485	—	41,891	23,004
Shares redeemed	(50,904,880)	(45,392,215)	(366,836)	(503,763)	(207,522)	(581,622)
Change from Share Transactions	9,270,160	(11,373,230)	(262,647)	(449,579)	764,954	(524,061)

(A) See Note 11 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

64

Statements of Changes in Net Assets (Continued)

Touchstone		Touchstone
Conservative ETF		Moderate ETF
Fund		Fund
For the	For the	For the	For the
Year	Year	Year	Year
Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,
2013	2012	2013	2012

$274,819	$372,251	$541,489	$769,175

1,112,128	1,167,912	2,977,596	1,583,860

640,095	16,429	2,833,874	1,902,065

2,027,042	1,556,592	6,352,959	4,255,100

(366,365)	(400,125)	(760,226)	(830,074)
(761,673)	(383,118)	—	—
(1,128,038)	(783,243)	(760,226)	(830,074)

7,307,227	4,441,109	1,582,714	1,194,076

—	—	—	—
1,128,038	783,243	760,226	830,074
(6,799,621)	(5,630,504)	(8,476,450)	(8,385,882)

1,635,644	(406,152)	(6,133,510)	(6,361,732)

2,534,648	367,197	(540,777)	(2,936,706)

23,536,170	23,168,973	42,228,161	45,164,867
$26,070,818	$23,536,170	$41,687,384	$42,228,161

$274,615	$366,161	$541,210	$759,947

583,505	362,537	113,957	94,883

—	—	—	—
89,598	64,084	51,751	64,597
(542,147)	(458,352)	(610,037)	(660,657)

130,956	(31,731)	(444,329)	(501,177)

65

Financial Highlights

Touchstone Baron Small Cap Growth Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.24	$17.55	$16.74	$13.40	$10.08
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	0.31	(0.15)	(0.06)	(0.08)
Net realized and unrealized gains on investments	6.94	3.02	0.96	3.40	3.40
Total from investment operations	6.85	3.33	0.81	3.34	3.32
Distributions from:
Net investment income	(0.27)	—	—	—	—
Realized capital gains	(2.42)	(3.64)	—	—	—
Total distributions	(2.69)	(3.64)	—	—	—
Net asset value at end of period	$21.40	$17.24	$17.55	$16.74	$13.40
Total return(A)	40.43%	19.17%	4.84%	24.93%	32.94%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,538	$18,125	$19,733	$24,581	$20,329
Ratio to average net assets:
Net expenses	1.55%	1.55%	1.55%	1.55%	1.55%
Gross expenses	1.73%	1.69%	1.63%	1.62%	1.81%
Net investment Income (loss)	(0.32%)	1.71%	(0.79%)	(0.43%)	(0.81%)
Portfolio turnover rate	8%	15%	15%	18%	9%

Touchstone Core Bond Fund

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value at beginning of period	$11.00	$11.09	$10.73	$10.37	$9.49
Income (loss) from investment operations:
Net investment income	0.22	0.29	0.37	(B)	0.38	0.39
Net realized and unrealized gains (losses) on investments	(0.46)	0.30	0.53	0.40	1.02
Total from investment operations	(0.24)	0.59	0.90	0.78	1.41
Distributions from:
Net investment income	(0.34)	(0.35)	(0.30)	(0.42)	(0.48)
Realized capital gains	(0.05)	(0.33)	(0.24)	—	(0.05)
Total distributions	(0.39)	(0.68)	(0.54)	(0.42)	(0.53)
Net asset value at end of period	$10.37	$11.00	$11.09	$10.73	$10.37
Total return(A)	(2.18%)	5.28%	8.45%	7.57%	14.90%
Ratios and supplemental data:
Net assets at end of period (000's)	$48,388	$53,085	$54,509	$40,408	$38,586
Ratio to average net assets:
Net expenses	1.00%	1.00%	0.93%	0.91%	1.00%
Gross expenses	1.05%	1.00%	0.93%	0.91%	1.02%
Net investment income	2.01%	2.55%	3.29%	3.50%	3.67%
Portfolio turnover rate	508%	404%	419%	487%	422%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	The net investment income per share is based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

66

Financial Highlights (Continued)

Touchstone High Yield Fund

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value at beginning of period	$8.01	$7.59	$7.86	7.64	$5.52
Income (loss) from investment operations:
Net investment income	0.46	(A)	0.54	0.74	0.72	0.67
Net realized and unrealized gains (losses) on investments	(0.08)	0.48	(0.26)	0.25	1.92
Total from investment operations	0.38	1.02	0.48	0.97	2.59
Distributions from:
Net investment income	(1.11)	(0.60)	(0.75)	(0.75)	(0.47)
Net asset value at end of period	$7.28	$8.01	$7.59	7.86	$7.64
Total return(B)	4.75%	13.45%	6.08%	12.65%	46.90%
Ratios and supplemental data:
Net assets at end of period (000's)	$14,864	$29,825	$27,191	32,552	$35,038
Ratio to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.26%	1.10%	1.05%	1.05%	1.05%
Net investment income	5.55%	6.47%	6.96%	7.57%	8.72%
Portfolio turnover rate	52%	48%	55%	56%	61%

Touchstone Large Cap Core Equity Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2013	2012	2011		2010	2009
Net asset value at beginning of period	$10.09	$9.15	$9.04		$8.20	$6.69
Income (loss) from investment operations:
Net investment income	0.17	0.17	0.12	(A)	0.18	0.09
Net realized and unrealized gains on investments	3.01	0.93	0.15	(C)	0.82	1.52
Total from investment operations	3.18	1.10	0.27		1.00	1.61
Distributions from:
Net investment income	(0.18)	(0.16)	(0.16)		(0.16)	(0.10)
Net asset value at end of period	$13.09	$10.09	$9.15		$9.04	$8.20
Total return(B)	31.52%	12.07%	3.02%		12.20%	24.06%
Ratios and supplemental data:
Net assets at end of period (000's)	$36,697	$32,823	$32,477		$43,120	$63,316
Ratio to average net assets:
Net expenses	1.00%	1.00%	1.00%		1.00%	1.00%
Gross expenses	1.21%	1.16%	1.13%		1.04%	1.06%
Net investment income	1.16%	1.40%	1.29%		1.07%	1.40%
Portfolio turnover rate	54%	39%	33%		33%	38%

(A)	The net investment income per share is based on average shares outstanding for the period.
(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(C)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.

See accompanying Notes to Financial Statements.

67

Financial Highlights (Continued)

Touchstone Mid Cap Growth Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.20	$11.84	$13.40	11.04	$7.95
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.01)	(0.09)	0.04	0.03
Net realized and unrealized gains (losses) on investments	4.98	2.37	(1.43)	2.35	3.07
Total from investment operations	4.93	2.36	(1.52)	2.39	3.10
Distributions from:
Net investment income	—	—	(0.04)	(0.03)	(0.01)
Realized capital gains	(0.32)	—	—	—	—
Total distributions	(0.32)	—	(0.04)	(0.03)	(0.01)
Net asset value at end of period	$18.81	$14.20	$11.84	$13.40	$11.04
Total return(A)	34.81%	19.93%	(11.33%)	21.63%	38.99%
Ratios and supplemental data:
Net assets at end of period (000's)	$27,506	$22,242	$20,474	$28,013	$25,521
Ratio to average net assets:
Net expenses	1.26%	1.26%	1.22%	1.17%	1.16%
Gross expenses	1.36%	1.31%	1.25%	1.27%	1.40%
Net investment income (loss)	(0.32%)	(0.10%)	(0.63%)	0.31%	0.26%
Portfolio turnover rate	77%	78%	141%	60%	71%

Touchstone Money Market Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations:
Net investment income	—	(B)	—	(B)	—	(B)	—	(B)	0.01
Net realized gains (losses) on investments	—	(B)	—		(—	)(B)	—	(B)	—	(B)
Total from investment operations	—	(B)	—	(B)	—	(B)	—	(B)	0.01
Distributions from:
Net investment income	(—	)(B)	(—	)(B)	(—	)(B)	(—	)(B)	(0.01)
Realized capital gains	—		—		(—	)(B)	(—	)(B)	—
Total distributions	(—	)(B)	(—	)(B)	(—	)(B)	(—	)(B)	(0.01)
Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return(A)	0.01%		0.01%		0.02%		0.19%		0.88%
Ratios and supplemental data:
Net assets at end of period (000's)	$48,425		$39,155		$50,528		$57,032		$79,749
Ratio to average net assets:
Net expenses	0.23%		0.37%		0.36%		0.53%		0.71	%(C)
Gross expenses	0.75%		0.73%		0.71%		0.65%		0.72%
Net investment income	0.01%		0.01%		0.01%		0.02%		0.80%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Less than $0.005 per share.
(C)	Absent money market insurance, the ratio of net expenses to average net assets would have been 0.67%.

See accompanying Notes to Financial Statements.

68

Financial Highlights (Continued)

Touchstone Third Avenue Value Fund

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.60	$14.58	$17.67	$15.61	$12.93
Income (loss) from investment operations:
Net investment income	0.16	0.26	(A)	0.09	(A)	0.25	0.26
Net realized and unrealized gains (losses) on investments	4.12	2.76	(2.80)	2.90	3.78
Total from investment operations	4.28	3.02	(2.71)	3.15	4.04
Distributions from:
Net investment income	(0.87)	—	(0.38)	(1.09)	(0.29)
Realized capital gains	—	—	—	—	(1.07)
Total distributions	(0.87)	—	(0.38)	(1.09)	(1.36)
Net asset value at end of period	$21.01	$17.60	$14.58	$17.67	$15.61
Total return(B)	24.35%	20.71%	(15.31%)	20.20%	31.39%
Ratios and supplemental data:
Net assets at end of period (000's)	$32,240	$31,620	$32,761	$52,578	$53,505
Ratio to average net assets:
Net expenses	1.17%	1.17%	1.17%	1.17%	1.13%
Gross expenses	1.43%	1.39%	1.32%	1.87	%(C)	1.34%
Net investment income	0.78%	1.58%	0.52%	0.93%	1.17%
Portfolio turnover rate	39%	28%	4%	10%	4%

Touchstone Aggressive ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2013		2012	2011		2010	2009
Net asset value at beginning of period	$11.13		$10.07	$10.22		$9.17	$7.80
Income (loss) from investment operations:
Net investment income (loss)	0.13		0.26	0.16		0.14	(0.09)
Net realized and unrealized gains (losses) on investments	2.41		1.01	(0.16	)(D)	1.07	1.78
Total from investment operations	2.54		1.27	—		1.21	1.69
Distributions from:
Net investment income	(0.33)		(0.21)	(0.15)		(0.16)	(0.20)
Realized capital gains	(0.06)		—	—		—	(0.12)
Total distributions	(0.39)		(0.21)	(0.15)		(0.16)	(0.32)
Net asset value at end of period	$13.28		$11.13	$10.07		$10.22	$9.17
Total return(B)	22.91%		12.59%	(0.05%)		13.19%	21.72%
Ratios and supplemental data:
Net assets at end of period (000's)	$26,822		$13,960	$17,910		$19,341	$17,470
Ratio to average net assets:
Net expenses(E)	0.75%		0.75%	0.75%		0.75%	0.75%
Gross expenses(E)	1.09%		1.07%	1.04%		1.07%	1.21%
Net investment income (loss)(E)	1.49%		1.56%	1.50%		1.54%	(2.18%)
Portfolio turnover rate	11	%(F)	11%	40%		44%	45%

(A)	The net investment income per share is based on average shares outstanding for the period.
(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(C)	Absent PFIC Tax expenses, the ratio of gross expenses to average net assets would have been 1.37%.
(D)	The amounts shown for a share outstanding throughout the period does not accord with the change in net realized and unrealized gains (losses) on investments for the period due to the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(E)	Ratio does not include income and expenses of the underlying funds.
(F)	Portfolio turnover excludes the purchases and sales of the Acquired Fund (see Note 11). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

69

Financial Highlights (Continued)

Touchstone Conservative ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.15	$11.77	$11.60	$10.90	$10.17
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.20	0.22	0.24	(0.04)
Net realized and unrealized gains on investments	0.91	0.59	0.18	0.72	1.24
Total from investment operations	1.03	0.79	0.40	0.96	1.20
Distributions from:
Net investment income	(0.18)	(0.21)	(0.23)	(0.26)	(0.36)
Realized capital gains	(0.39)	(0.20)	—	—	(0.11)
Total distributions	(0.57)	(0.41)	(0.23)	(0.26)	(0.47)
Net asset value at end of period	$12.61	$12.15	$11.77	$11.60	$10.90
Total return(A)	8.50%	6.74%	3.44%	8.81%	11.79%
Ratios and supplemental data:
Net assets at end of period (000's)	$26,071	$23,536	$23,169	$23,066	$22,626
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.99%	1.01%	0.99%	1.00%	1.10%
Net investment income (loss)(B)	1.09%	1.58%	1.76%	1.95%	(2.61%)
Portfolio turnover rate	29%	22%	28%	21%	40%

Touchstone Moderate ETF Fund

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of period	$12.89	$11.96	$11.99	$11.01	$9.67
Income (loss) from investment operations:
Net investment income	0.23	0.27	0.21	0.23	0.19
Net realized and unrealized gains on investments	1.87	0.92	0.01	1.01	1.50
Total from investment operations	2.10	1.19	0.22	1.24	1.69
Distributions from:
Net investment income	(0.27)	(0.26)	(0.25)	(0.26)	(0.35)
Net asset value at end of period	$14.72	$12.89	$11.96	$11.99	$11.01
Total return(A)	16.32%	9.94%	1.84%	11.25%	17.44%
Ratios and supplemental data:
Net assets at end of period (000's)	$41,687	$42,228	$45,165	$53,492	$52,504
Ratio to average net assets:
Net expenses(B)	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses(B)	0.92%	0.92%	0.91%	0.89%	0.92%
Net investment income(B)	1.29%	1.74%	1.73%	1.79%	2.37%
Portfolio turnover rate	9%	9%	17%	19%	24%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.
(B)	Ratio does not include income and expenses of the underlying funds.

See accompanying Notes to Financial Statements.

70

Notes to Financial Statements

December 31, 2013

1. Organization

The Touchstone Variable Series Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated February 7, 1994. The Trust consists of multiple funds including the following ten funds (individually, a “Fund,” and collectively, the “Funds”):

Touchstone Baron Small Cap Growth Fund (“Baron Small Cap Growth Fund”)

Touchstone Core Bond Fund (“Core Bond Fund”)

Touchstone High Yield Fund (“High Yield Fund”)

Touchstone Large Cap Core Equity Fund (“Large Cap Core Equity Fund”)

Touchstone Mid Cap Growth Fund (“Mid Cap Growth Fund”)

Touchstone Money Market Fund (“Money Market Fund”)

Touchstone Third Avenue Value Fund (“Third Avenue Value Fund”)

Touchstone Aggressive ETF Fund (“Aggressive ETF Fund”)

Touchstone Conservative ETF Fund (“Conservative ETF Fund”)

Touchstone Moderate ETF Fund (“Moderate ETF Fund”)

Each Fund is an open-end, diversified, management investment company, with the exception of the Third Avenue Value Fund, which is an open-end, non-diversified, management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. Shares of beneficial interest of each Fund are available as a funding vehicle for the separate accounts of life insurance companies issuing variable annuity and variable life insurance policies. As of December 31, 2013, outstanding shares were issued to separate accounts of Western-Southern Life Assurance Company, The Western & Southern Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company, and Columbus Life Insurance Company, which are all part of Western & Southern Financial Group (“Western & Southern”), and the majority of the outstanding shares of the Trust were collectively owned by affiliates of Western & Southern and certain supplemental executive retirement plans sponsored by Western & Southern and its affiliates.

All Funds offer a single class of shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goals, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Security valuation and fair value measurements— All investments in securities are recorded at their estimated fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a recurring basis. Generally accepted accounting principles in the United States (“U.S. GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

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Notes to Financial Statements (Continued)

December 31, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2013, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in each Fund’s Portfolio of Investments or Tabular Presentation, which also includes a breakdown of the Fund’s investments by portfolio, geographic or sector allocation, or credit quality. The Funds did not hold any Level 3 categorized securities during the year ended December 31, 2013.

All transfers in and out of the levels are recognized at the value at the end of period. During the year ended December 31, 2013, there were no transfers between Levels 1, 2 and 3 for all Funds except as shown in the Portfolio of Investments for the Third Avenue Value Fund.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Debt securities for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value, and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Securities for which market quotations or the NOCP are not readily available are fair valued as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and translated into U.S. dollars using currency exchange rates.

Level 2 Valuation — Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Funds to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV of the Funds. Any debt securities held by the Funds for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Level 3 Valuation — Securities held by the Funds that do not have readily available market quotations, or securities for which the available market quotations are not reliable, are priced at their fair value using procedures approved by the Fund’s Board of Trustees.

The Funds may use fair value pricing under the following circumstances, among others:

72

Notes to Financial Statements (Continued)

December 31, 2013

• If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

• If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

• If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

• If the validity of market quotations is not reliable.

Investment companies— Certain Funds may invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Funds’ fees and expenses.

Foreign currency translation— The books and records of the Funds are maintained in U.S. dollars and translated into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Forward foreign currency contracts—A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

For the year ended December 31, 2013, there were no open forward foreign currency contracts.

Portfolio securities loaned— Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal,

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Notes to Financial Statements (Continued)

December 31, 2013

at all times, to the market value of the securities loaned plus accrued interest, if any. When the collateral falls below specified amounts the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved investment vehicle.

As of December 31, 2013, the following Funds loaned securities and received collateral as follows:

	Market Value of	Market Value of
	Securities	Collateral
Fund	Loaned	Received
Baron Small Cap Growth Fund	$1,356,158	$1,385,277
Core Bond Fund	42,323	43,931
High Yield Fund	14,241	14,796
Large Cap Core Equity Fund	296,268	301,462
Mid Cap Growth Fund	922,382	935,500
Aggressive ETF Fund	5,033,652	5,125,517
Conservative ETF Fund	766,616	794,747
Moderate ETF Fund	1,255,905	1,280,516

All collateral received as cash is received, held, and administered by the Funds’ custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees. The Funds retain the interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned.

Unrealized gain or loss on the market value of the securities loaned that may occur during the term of the loan is recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

When-issued or delayed delivery transactions— Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Share valuation—The NAV per share of each Fund is calculated daily by dividing the total value of a Fund’s assets, less liabilities, by its number of outstanding shares.

Investment income— Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted. Realized gains and losses resulting from principal paydowns on mortgage-backed and asset-backed securities are included in interest income.

Distributions to shareholders— Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund, except the Money Market Fund, declares and distributes net investment income, if any, annually as a dividend to shareholders. The Money Market Fund declares dividends daily and distributes dividends monthly. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable

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Notes to Financial Statements (Continued)

December 31, 2013

capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income that invest in underlying funds is affected by the timing of dividend declarations by underlying funds.

Allocations—Expenses not directly billed to a Fund are allocated proportionally among all the Funds in the Trust, and, if applicable, Touchstone Investment Trust, Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Institutional Funds Trust and Touchstone Strategic Trust, daily in relation to net assets of each Fund or another reasonable measure.

Security transactions— Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2013:

	Baron Small
	Cap Growth	Core Bond	High Yield
	Fund	Fund	Fund
Purchases of investment securities	$1,769,796	$19,095,742	$10,868,489
Proceeds from sales and maturities	$2,010,428	$11,543,688	$25,531,217

	Large Cap	Mid Cap	Third Avenue
	Core Equity	Growth	Value
	Fund	Fund	Fund
Purchases of investment securities	$17,772,675	$18,457,242	$11,423,238
Proceeds from sales and maturities	$22,671,472	$20,488,861	$15,818,010

	Aggressive	Conservative	Moderate
	ETF Fund	ETF Fund	ETF Fund
Purchases of investment securities*	$1,763,103	$7,957,656	$3,873,304
Proceeds from sales and maturities*	$3,257,221	$7,196,482	$10,215,229

* The cost of purchases and proceeds from sales on the Aggressive ETF Fund excludes the purchases and sales of the Acquired Fund (See Note 11). If these transactions were included, purchases and sales would have been higher.

For the year ended December 31, 2013, purchases and proceeds from sales and maturities in U.S. Government Securities were $227,536,025 and $237,751,957 for the Core Bond Fund, respectively.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”),Touchstone Securities, Inc. (the “Underwriter”) or BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”), the Sub-Administrator and Transfer Agent to the Funds. Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned, indirect subsidiaries of Western & Southern.

75

Notes to Financial Statements (Continued)

December 31, 2013

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each fund as shown in the table below.

Baron Small Cap Growth Fund	1.05%
Core Bond Fund	0.55% on the first $100 million
0.50% of the next $100 million
0.45% of the next $100 million
0.40% of such assets in excess of $300 million
High Yield Fund	0.50% on the first $100 million
0.45% of the next $100 million
0.40% of the next $100 million
0.35% of such assets in excess of $300 million
Large Cap Core Equity Fund	0.65% on the first $100 million
0.60% of the next $100 million
0.55% of the next $100 million
0.50% of such assets in excess of $300 million
Mid Cap Growth Fund	0.75% on the first $500 million
0.70% of the next $500 million
0.65% of such assets in excess of $1 billion
Money Market Fund	0.18%
Third Avenue Value Fund	0.80% on the first $100 million
0.75% of the next $100 million
0.70% of the next $100 million
0.65% of such assets in excess of $300 million
Aggressive ETF Fund*	0.25% on the first $50 million
Conservative ETF Fund*	0.23% of the next $50 million
Moderate ETF Fund*	0.20% of such assets in excess of $100 million

* Prior to August 23, 2013, the Fund paid 0.40% on the first $50 million, 0.38% of the next $50 million and 0.36% of such assets in excess of $100 million.

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

BAMCO, Inc.	Todd Asset Management, LLC
Baron Small Cap Growth Fund	Large Cap Core Equity Fund
Aggressive ETF Fund
Fort Washington Investment Advisors, Inc.*	Conservative ETF Fund
Core Bond Fund	Moderate ETF Fund
High Yield Fund
Money Market Fund	Westfield Capital Management Company, L.P.
Mid Cap Growth Fund
Third Avenue Management, LLC
Third Avenue Value Fund

* Affiliate of the Advisor and wholly-owned indirect subsidiary of Western-Southern

The Advisor, not the Funds, pays sub-advisory fees to each Sub-Advisor.

76

Notes to Financial Statements (Continued)

December 31, 2013

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit operating expenses of the Funds, excluding: dividend expenses on short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to separately waive advisory fees and administration fees, and to reimburse expenses in order to maintain the following expense limitations for the Funds:

Fund
Baron Small Cap Growth Fund	1.55%
Core Bond Fund	1.00%
High Yield Fund	1.05%
Large Cap Core Equity Fund	1.00%
Mid Cap Growth Fund	1.26%
Money Market Fund	0.75%
Third Avenue Value Fund	1.17%
Aggressive ETF Fund	0.75%
Conservative ETF Fund	0.75%
Moderate ETF Fund	0.75%

These expense limitations will remain in effect for all funds until at least April 28, 2014, except for the Aggressive ETF Fund which will remain in effect until at least December 14, 2014.

For the Money Market Fund, in addition to the above expense caps, the Advisor has voluntarily agreed to temporarily waive all or a portion of their fees, to the extent necessary to maintain the Fund’s yield. There is no guarantee that the Advisor will continue to waive such fees in the future.

During the year ended December 31, 2013, the Advisor or its affiliates waived investment advisory fees and administration fees or reimbursed expenses of the Funds as follows:

	Investment		Shareholder
	Advisory	Administration	Servicing
Fund	Fees Waived	Fees Waived	Fees Waived
Baron Small Cap Growth Fund	$—	$38,995	$—
Core Bond Fund	—	25,443	—
High Yield Fund	—	43,426	2,056
Large Cap Core Equity Fund	—	67,963	4,909
Mid Cap Growth Fund	—	25,785	—
Money Market Fund	36,233	101,725	127,156
Third Avenue Value Fund	—	63,023	18,736
Aggressive ETF Fund	—	30,620	21,615
Conservative ETF Fund	—	50,398	10,717
Moderate ETF Fund	—	72,057	—

Effective April 29, 2012, under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Funds. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

77

Notes to Financial Statements (Continued)

December 31, 2013

At December 31, 2013, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expiration	Expiration
	December 31,	December 31,
Fund	2015	2016
Baron Small Cap Growth Fund	$19,452	$38,995
Core Bond Fund	1,794	25,443
High Yield Fund	13,922	43,426
Large Cap Core Equity Fund	38,996	67,963
Mid Cap Growth Fund	9,780	25,785
Third Avenue Value Fund	50,398	63,024
Aggressive ETF Fund	35,309	30,620
Conservative ETF Fund	41,861	50,398
Moderate ETF Fund	49,581	72,057

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2013.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the Trust’s aggregate net assets up to $1 billion, 0.16% of the next $1 billion of aggregate net assets and 0.12% on assets in excess of $2 billion. This fee is allocated among the Funds on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

PLANS OF DISTRIBUTION

The Trust has adopted a Shareholder Services Plan under which shares of each Fund may directly or indirectly bear expenses for shareholder services provided. Each Fund will incur or reimburse expenses for shareholder services at an annual rate not to exceed 0.25% of the average daily net assets.

UNDERWRITING AGREEMENT

The Underwriter acts as exclusive agent for the distribution of the Funds’ shares. The Underwriter receives no compensation under this agreement.

78

Notes to Financial Statements (Continued)

December 31, 2013

AFFILIATED INVESTMENTS

Each Fund, except the Money Market Fund, may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended December 31, 2013, is as follows:

	Share Activity
	Balance			Balance		Value
	12/31/12	Purchases	Sales	12/31/13	Dividends	12/31/13
Baron Small Cap Growth Fund	—	4,953,899	(4,272,533)	681,366	$98	$681,366
Core Bond Fund	1,256,823	76,273,734	(76,009,677)	1,520,880	711	1,520,880
High Yield Fund	356,558	9,166,989	(9,351,756)	171,791	115	171,791
Large Cap Core Equity Fund	874,476	13,279,256	(13,070,232)	1,083,500	315	1,083,500
Mid Cap Growth Fund	322,864	12,407,328	(12,330,639)	399,553	312	399,553
Third Avenue Value Fund	3,163,317	11,232,620	(12,893,813)	1,502,124	638	1,502,124
Aggressive ETF Fund	197,183	14,218,903	(14,003,719)	412,367	80	412,367
Conservative ETF Fund	345,921	11,188,371	(11,109,859)	424,433	139	424,433
Moderate ETF Fund	680,942	6,890,631	(6,917,814)	653,759	207	653,759

5. Federal Tax Information

Federal income tax— It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

The tax character of distributions paid for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Baron Small Cap						Large Cap
	Growth Fund		Core Bond Fund		High Yield Fund		Core Equity Fund
	2013	2012	2013	2012	2013	2012	2013	2012
From ordinary income	$320,878	$—	$1,761,458	$2,816,097	$1,954,374	$2,081,108	$487,271	$524,998
From long-term capital gains	2,557,765	3,241,819	—	315,247	—	—	—	—
Total distributions	$2,878,643	$3,241,819	$1,761,458	$3,131,344	$1,954,374	$2,081,108	$487,271	$524,998

					Third Avenue
	Mid Cap Growth Fund		Money Markey Fund		Value Fund
	2013	2012	2013	2012	2013	2012
From ordinary income	$—	$—	$5,084	$4,204	$1,282,581	$—
From long-term capital gains	462,839	—	—	—	—	—
Total distributions	$462,839	$—	$5,084	$4,204	$1,282,581	$—

	Aggressive ETF Fund		Conservative ETF Fund		Moderate ETF Fund
	2013	2012	2013	2012	2013	2012
From ordinary income	$467,020	$254,657	$367,724	$400,125	$760,226	$830,074
From long-term capital gains	84,875	—	760,314	383,118	—	—
Total distributions	$551,895	$254,657	$1,128,038	$783,243	$760,226	$830,074

79

Notes to Financial Statements (Continued)

December 31, 2013

The following information is computed on a tax basis for each item as of December 31, 2013:

	Baron Small			Large Cap
	Cap Growth	Core Bond	High Yield	Core Equity
	Fund	Fund	Fund	Fund
Tax cost of portfolio investments	$12,053,686	$48,090,607	$14,294,168	$28,685,893
Gross unrealized appreciation	14,962,294	848,943	481,493	8,591,541
Gross unrealized depreciation	(41,288)	(720,540)	(92,277)	(255,303)
Net unrealized appreciation (depreciation)	14,921,006	128,403	389,216	8,336,238
Accumulated capital losses	—	(1,125,630)	(622,854)	(7,642,825)
Undistributed ordinary income	—	1,255,941	1,208,781	400,189
Undistributed long-term capital gains	902,735	—	—	—
Accumulated earnings (deficit)	$15,823,741	$258,714	$975,143	$1,093,602

	Mid Cap	Money Market	Third Avenue
	Growth Fund	Fund	Value Fund
Tax cost of portfolio investments	$22,774,561	$48,522,359	$24,664,246
Gross unrealized appreciation	5,976,651	—	9,099,683
Gross unrealized depreciation	(206,787)	—	(1,474,075)
Net unrealized appreciation (depreciation)	5,769,864	—	7,625,608
Net unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities denominated in foreign currency	—	—	790
Accumulated capital losses	—	(887)	(1,678,381)
Undistributed ordinary income	692,256	—	1,486,455
Undistributed long-term capital gains	2,398,311	—	—
Accumulated earnings (deficit)	$8,860,431	$(887)	$7,434,472

	Aggressive	Conservative	Moderate
	ETF Fund	ETF Fund	ETF Fund
Tax cost of portfolio investments	$27,915,345	$24,913,198	$36,002,478
Gross unrealized appreciation	4,354,971	2,495,043	8,564,277
Gross unrealized depreciation	(235,252)	(439,477)	(1,486,963)
Net unrealized appreciation (depreciation)	4,119,719	2,055,566	7,077,314
Accumulated capital and other losses	(5,800,375)	—	(459,030)
Undistributed ordinary income	—	276,352	541,210
Undistributed long-term capital gains	497,503	782,929	—
Accumulated earnings (deficit)	$(1,183,153)	$3,114,847	$7,159,494

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales loss deferrals, investments in passive foreign investment companies and partnership securities.

80

Notes to Financial Statements (Continued)

December 31, 2013

As of December 31, 2013, the Funds had the following capital loss carryforwards for federal income tax purposes:

				No	No
				Expiration	Expiration
	2016	2017	2018	Short Term*	Long Term*	Total
Core Bond Fund	$—	$—	$—	$1,125,630	$—	$1,125,630
High Yield Fund	—	622,854	—	—	—	622,854
Large Cap Core Equity Fund	—	5,180,934	2,461,891	—	—	7,642,825
Money Market Fund	—	—	—	887	—	887
Third Avenue Value Fund	—	1,678,381	—	—	—	1,678,381
Aggressive EFT Fund**	5,800,375	—	—	—	—	5,800,375
Moderate ETF Fund	—	—	459,030	—	—	459,030

* The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. The provisions of the Act were effective for the Funds’ fiscal year ending December 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

** May be subject to limitation.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended December 31, 2013, the following Funds utilized capital loss carryforwards:

Fund	Amount
High Yield Fund	$791,153
Large Cap Core Equity Fund	4,632,826
Money Market Fund	3
Third Avenue Value Fund	1,831,299
Aggressive ETF Fund	24,857
Moderate ETF Fund	1,837,039

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the Funds did not elect to defer any losses.

The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2010 through 2013) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis. The following reclassifications which are primarily attributed to the tax treatment of net investment losses, foreign currency gains and losses, paydown gains and losses on mortgage backed and asset backed securities, investments in partnerships and passive foreign investment companies, non taxable distributions from underlying investments, carryover of tax attributes due to merger and re-designation of dividends paid, have been made to the following Funds for the year ended December 31, 2013:

81

Notes to Financial Statements (Continued)

December 31, 2013

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income (Loss)	Gains (Losses)
Baron Small Cap Growth Fund	$(4,383)	$73,547	$(69,164)
Core Bond Fund	—	242,759	(242,759)
High Yield	—	5,412	(5,412)
Large Cap Core Fund	—	(4,817)	4,817
Mid Cap Growth Fund	(12,814)	79,206	(66,392)
Third Avenue Value Fund	—	1,402,561	(1,402,561)
Aggressive ETF Fund	5,827,483	11,316	(5,838,799)

6. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

7. Risks Associated with Foreign Investments

Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

8. Risk Associated with Concentration

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund’s NAV and magnified effect on the total return.

9. Risks Associated with Credit

An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

82

Notes to Financial Statements (Continued)

December 31, 2013

10. Risks Associated with Interest Rate

As interest rates rise, the value of fixed-income securities the Funds owns will be likely to decrease. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed-income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

11. Fund Merger

At a meeting held on August 22, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Enhanced ETF Fund (the “Acquired Fund”) to the Touchstone Aggressive ETF Fund (the “Acquiring Fund”). The tax-free merger took place on December 13, 2013.

	Before Reorganization			After Reorganization
	Touchstone Enhanced ETF		Touchstone Aggressive ETF	Touchstone Aggressive ETF
	Fund		Fund	Fund

Shares	859,707	(A)	1,156,285	2,015,992
Net Assets	$11,138,832		$14,981,565	$26,120,397
Net Asset Value	$12.96	(A)	$12.96	$12.96
Shares Outstanding	1,065,116		1,156,285	2,015,992
Unrealized Appreciation (Depreciation)	$431,465		$3,133,157	$3,564,622

(A)Reflects a 0.8071:1 stock split which occurred on the date of reorganization, December 13, 2013.

Assuming this reorganization had been completed on January 1, 2013, the Aggressive ETF Fund results of operations for the period ended December 31, 2013 would have been as follows:

Net investment income (loss)	$296,494
Net realized and unrealized gains (losses) on investments	$5,901,580
Net increase (decrease) in asset from operations	$6,198,074

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Acquiring Fund that have been included in its statements of operations since the reorganization.

12. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure on the Funds’ financial statements.

83

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Touchstone Variable Series Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Variable Series Trust, (comprising, respectively, the Touchstone Baron Small Cap Growth, Touchstone Core Bond, Touchstone High Yield, Touchstone Large Cap Core Equity, Touchstone Mid Cap Growth, Touchstone Money Market, Touchstone Third Avenue Value, Touchstone Aggressive ETF, Touchstone Conservative ETF, and Touchstone Moderate ETF Funds (the “Funds”), as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Touchstone Variable Series Trust at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 21, 2014

84

Other Items (Unaudited)

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended December 31, 2013 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage for 1099s.

Baron Small Cap Growth Fund	100.00%
Large Cap Core Equity Fund	100.00%
Third Avenue Value Fund	63.38%
Aggressive ETF Fund	76.40%
Conservative ETF Fund	28.47%
Enhanced ETF Fund*	75.59%
Moderate ETF Fund	47.37%

* The Fund merged into Aggressive ETF Fund on December 13, 2013. See Note 11.

For the fiscal year ended December 31, 2013, Baron Small Cap Growth Fund, Mid Cap Growth Fund, Aggressive ETF Fund, and Conservative ETF Fund, designates $2,557,529, $2,398,356, $508,842 and $783,022, respectively, as long-term capital gains.

Proxy Voting Guidelines

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com or on the Securities and Exchange Commission’s (the Commission) website at www.sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407; or (iv) can be obtained on the Touchstone website at www.touchstoneinvestments.com. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 through December 31, 2013).

85

Other Items (Unaudited) (Continued)

Actual Expenses

The first line of the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the six months ended December 31, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses
	Net Expense	Beginning	Ending	Paid During
	Ratio	Account	Account	the Six Months
	Annualized	Value	Value	Ended
	December 31,	July 1,	December 31,	December 31,
	2013	2013	2013	2013*

Touchstone Baron Small Cap Growth Fund
Actual	1.55%	$1,000.00	$1,204.50	$8.61
Hypothetical	1.55%	$1,000.00	$1,017.39	$7.88

Touchstone Core Bond Fund
Actual	1.00%	$1,000.00	$1,011.30	$5.07
Hypothetical	1.00%	$1,000.00	$1,020.16	$5.09

Touchstone High Yield Fund
Actual	1.05%	$1,000.00	$1,048.80	$5.42
Hypothetical	1.05%	$1,000.00	$1,019.91	$5.35

Touchstone Large Cap Core Equity Fund
Actual	1.00%	$1,000.00	$1,153.90	$5.43
Hypothetical	1.00%	$1,000.00	$1,020.16	$5.09

Touchstone Mid Cap Growth Fund
Actual	1.26%	$1,000.00	$1,201.70	$6.99
Hypothetical	1.26%	$1,000.00	$1,018.85	$6.41

Touchstone Money Market Fund
Actual	0.19%	$1,000.00	$1,000.10	$0.96
Hypothetical	0.19%	$1,000.00	$1,024.25	$0.97

Touchstone Third Avenue Value Fund
Actual	1.17%	$1,000.00	$1,166.60	$6.39
Hypothetical	1.17%	$1,000.00	$1,019.31	$5.96

86

Other Items (Unaudited) (Continued)

				Expenses
	Net Expense	Beginning	Ending	Paid During
	Ratio	Account	Account	the Six Months
	Annualized	Value	Value	Ended
	December 31,	July 1,	December 31,	December 31,
	2013	2013	2013	2013*
Touchstone Aggressive ETF Fund
Actual	0.75%	$1,000.00	$1,131.50	$4.03
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

Touchstone Conservative ETF Fund
Actual	0.75%	$1,000.00	$1,058.80	$3.89
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

Touchstone Moderate ETF Fund
Actual	0.75%	$1,000.00	$1,100.10	$3.97
Hypothetical	0.75%	$1,000.00	$1,021.42	$3.82

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [184/365] (to reflect one-half year period).

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 21, 2013, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Variable Series Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of each Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor, with the exception of the Sub-Advisory Agreements relating to Touchstone Large Cap Core Equity Fund, Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund and Touchstone Aggressive ETF Fund, which were not up for renewal because they had been approved earlier in the year.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management

87

Other Items (Unaudited) (Continued)

through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts regular on-site compliance visits with each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance reports, and that any issues arising from such reports and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisor to certain of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit certain Funds net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds. The Board also considered that affiliates of the Advisor may benefit from certain indirect tax benefits, including those relating to dividend received deductions.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended June 30, 2013 and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of certain Funds

88

Other Items (Unaudited) (Continued)

in order to reduce those Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Baron Small Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-month period ended June 30, 2013 was in the 3rd quintile of its peer group. The Fund’s performance for the twelve- and thirty-six-month periods ended June 30, 2013 was in the 1st quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Core Bond Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six- and twelve-month periods ended June 30, 2013 was in the 5th quintile of its peer group. The Fund’s performance for the thirty-six-month period ended June 30, 2013 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone High Yield Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six-month period ended June 30, 2013 was in the 5th quintile of its peer group. The Fund’s performance for the twelve-month period ended June 30, 2013 was in the 4th quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2013 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including its near-term underperformance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Large Cap Core Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2013 was in the 2nd quintile of its peer group, and the Fund’s performance for the twelve- and thirty-six-month periods ended June 30, 2013 was in the 3rd quintile of its peer group.

89

Other Items (Unaudited) (Continued)

Based upon their review, the Trustees concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Board took into account management’s discussion of the Fund’s expenses, including the impact that the relatively small size of the Fund has upon expenses. The Fund’s performance for the six- and thirty-six-month periods ended June 30, 2013 was in the 4th quintile of its peer group, and the Fund’s performance for the twelve-month period ended June 30, 2013 was in the 3rd quintile of its peer group, The Board noted management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Money Market Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-and twelve-month periods ended June 30, 2013 was in the 4th quintile of its peer group, and the Fund’s performance for the thirty-six-month period ended June 30, 2013 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the Advisor and the other factors considered.

Touchstone Third Avenue Value Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six- and thirty-six-month periods ended June 30, 2013 was in the 4th quintile of its peer group, and the Fund’s performance for the twelve-month period ended June 30, 2013 was in the 2nd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund’s performance. Based upon their review, the Trustees concluded that the Fund’s performance was being addressed, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Conservative ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median and below the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2013 was in the 2nd quintile of its peer group. The Fund’s performance for the twelve- and thirty-six-month periods ended June 30, 2013 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and longer-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Moderate ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-month period ended June 30, 2013 was in the 3rd quintile of its peer group. The Fund’s performance for the twelve- and thirty-six-month

90

Other Items (Unaudited) (Continued)

periods ended June 30, 2013 was in the 4th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and longer-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Aggressive ETF Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the Fund’s fees. The Fund’s performance for the six-, twelve- and thirty-six-month periods ended June 30, 2013 was in the 2nd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for some of the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of each Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices or, as discussed above, is being addressed; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the applicable Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically

91

Other Items (Unaudited) (Continued)

throughout the previous year. The Board noted the affiliation of the Sub-Advisor to certain of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arm’s length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for some of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by each Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arm’s length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information.

Touchstone Baron Small Cap Growth Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Core Bond Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone High Yield Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Mid Cap Growth Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Money Market Fund. The Fund’s sub-advisory fee was below the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor.

92

Other Items (Unaudited) (Continued)

Touchstone Third Avenue Value Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended June 30, 2013 as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each applicable Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices or, as discussed above, is being addressed; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each applicable Fund was in the best interests of the Fund and its shareholders.

93

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at www.touchstoneinvestments.com.

Interested Trustees1:

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held During the Past 5 Years[4]

Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company) from 1999 to the present.	49	Director of LaRosa’s, Inc. (a restaurant chain) from 1999 to the present, IFS Financial Services, Inc. (a holding company) from 1999 to the present, Integrity and National Integrity Life Insurance Co. from 2005 to the present, Touchstone Securities (the Trust’s distributor) from 1999 to the present, Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present, W&S Brokerage Services ( a brokerage company) from 1999 to the present and W&S Financial Group Distributors (a distribution company) from 1999 to the present.

Independent Trustees:

Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	49	Director of Cincinnati Bell (a communications company) from 1994 to the present, Bethesda Inc. (a hospital) from 2005 to the present, Timken Co. (a manufacturing company) from 2004 to the present, Diebold, Inc. (a technology solutions company) from 2004 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President (from 2003 to the present) and Chief Financial Officer (from 1995 to the present) of Cintas Corporation (a business services company).	49	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 2012 to present.	49	Trustee of Gateway Trust (a mutual fund) from 2006-2009, Cincinnati Parks Foundation (a charitable organization) from 2000 to present and Trustee of Episcopal Retirement Homes Foundation from 1998-2011.

94

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office[2] And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Age	Trust	Time Served	During Past 5 Years	Complex[3]	Held During the Past 5 Years[4]

Kevin A. Robie[5] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a multinational holding company) from 2004 to the present.	49	Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present, Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to present, Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Edward J. VonderBrink[5] c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, OH 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	49	Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to the present, Mercy Health Foundation from 2007 to the present.

[1]	Ms. McGruder, as a director of the Advisor and the Trust's Distributor, and an officer of affiliates of the Advisor and the Trust's Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
[2]	Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.
[3]	As of December 31, 2013, the Touchstone Fund Complex consisted of 10 variable annuity series of the Variable Series Trust, 3 series of Touchstone Tax-Free Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 18 series of Touchstone Strategic Trust, and 13 series of Touchstone Funds Group Trust.
[4]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.
[5]	Mr. Robie and Mr. VonderBrink were elected to the Board of Trustees at a shareholder meeting held on August 2, 2013.

95

Management of the Trust (Unaudited) (Continued)

The following is a list of the Officers of the Trusts, the length of time served and principal occupations for the past five years.

Principal Officers:

Term of
Name	Position(s)	Office And
Address	Held with	Length of	Principal Occupation(s)
Age	Trust[3]	Time Served	During the Past 5 Years

Jill T. McGruder[1] Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.

Steven M. Graziano[1] Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin[1] Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003-2010.

Timothy S. Stearns[1] Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since September 2013	Senior Vice President and Chief Compliance and Ethics Officer of Envestnet Asset Management, Inc. (2009 to 2013) and Chief Compliance Officer, Americas of Franklin Templeton Investments (1997 to 2009).

Terrie A. Wiedenheft[1] Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).

Elizabeth R. Freeman[2] Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011	Managing Director and Senior Counsel at BNY Mellon Investment Servicing (US) Inc.

[1]	The address of Touchstone Advisors, Inc. is 303 Broadway, Suite 1100, Cincinnati, OH 45202.
[2]	The address of BNY Mellon Investment Servicing (US) Inc. is 201 Washington Street, Boston, MA 02108.
[3]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust.

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98

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

99

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Variable Series Trust totaled $130,300 and $143,000 in fiscal 2013 and 2012, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-SAR.

Audit-Related Fees

(b)	Audit-related fees totaled $0 and $0 in fiscal 2013 and 2012, respectively.

Tax Fees

(c)	Fees for tax compliance services totaled $30,500 and $29,500 in fiscal 2013 and 2012, respectively. Fees relate to the preparation of federal income tax returns and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $5,147 for 2013 and $3,243 for 2012, respectively. The fees related to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions..

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All services described in paragraphs (c) through (d) of Item 4 were approved by the Audit Committee. Not applicable for paragraph (b) of Item 4.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Variable Series Trust and certain entities*, totaled approximately $35,647 and $32,743, in 2013 and 2012, respectively.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Touchstone Variable Series Trust

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 02/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date 02/28/14

By (Signature and Title)*    /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date 02/28/14

* Print the name and title of each signing officer under his or her signature.